As filed with the Securities and Exchange Commission on December 21, 2018

File No. 333-146680

File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 87	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 89	☒

(Check appropriate box or boxes)

ABERDEEN FUNDS

(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 866-667-9231

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐                                    immediately upon filing pursuant to paragraph (b)

☐                                    on (date) pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☒                                  on February 28, 2019 pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 21, 2018

ABERDEEN FUNDS

PROSPECTUS

February [  ], 2019

Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)

Class A — NTFAX • Class C — GTICX • Class R — ABERX • Institutional Class — ABEIX • Institutional Service Class — ABESX

Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Class A — AAHMX • Institutional Class — AHYMX

Aberdeen Ultra Short Municipal Income Fund

Class A — ATOAX • Class A1 — [     ] • Institutional Class — ATOIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Summary — Aberdeen Intermediate Municipal Income Fund

Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)

Objective

The Aberdeen Intermediate Municipal Income Fund (formerly, the Aberdeen Tax-Free Income Fund) (the “Intermediate Municipal Income Fund” or the “Fund”) seeks a high level of current income that is exempt from federal income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Intermediate Municipal Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages [   ] and [   ] of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages [   ] and [   ] of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholders Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares		Institutional Class Shares		Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	1.00	%(2)	None		None		None
Small Account Fee(3)	$20		$20		None		$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%		0.43%		0.43%		0.43%		0.43%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%		None		None
Other Expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund Fees and Expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to [0.50]% for all classes of the Fund. This contractual limitation may not be terminated before [February 29, 2020] without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

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Example

This Example is intended to help you compare the cost of investing in the Intermediate Municipal Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Intermediate Municipal Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade.

Under normal market circumstances, the Fund will maintain an investment portfolio with a weighted average effective duration of 4 - 7 years.

The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities and floating- and variable-rate bonds.  Up to 20% of the Fund’s net assets may be invested in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax.

Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), S&P Global Ratings (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.  In selecting securities for the Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser’s process focuses on credit market, sector, security and yield curve analysis.

The Fund seeks to maintain effective portfolio duration of 4 - 7 years, however, it can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

A security may be sold to take advantage of more favorable opportunities.

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Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is an alphabetical list of the principal risks of investing in the Fund.

Call and Redemption Risk - Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Intermediate Municipal Income Fund may be required to invest the proceeds in securities with lower yields.

Credit Risk - Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Extension Risk - Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Fixed Income Securities Risk - Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

High-Yield Bonds and Other Lower-Rated Securities Risk - The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk - Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.  Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares - Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be

5

subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Management Risk - The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Market Risk - Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Prepayment Risk - As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Tobacco Related Bonds Risk - In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

6

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Intermediate Municipal Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2019 to adopt a target average weighted effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen Tax-Free Income Fund to Aberdeen Intermediate Municipal Income Fund.  An unaffiliated party served as the subadviser for the  Fund from June 23, 2008 to February 27, 2011.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: [   ]% - [   ] quarter [   ]

Lowest Return: [   ]% - [   ] quarter [   ]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2018

	1 Year		5 Years		10 Years
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

7

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Intermediate Municipal Income Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Edward Grant	Senior Investment Manager	2011
Jonathan Mondillo	Senior Investment Manager, Fixed Income	2018
Lesya Paisley	Senior Investment Manager	2015
Mark Taylor	Senior Investment Manager, Fixed Income	2018

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000

To open an IRA account	$1,000

Additional investments	$50

To start an Automatic Investment Plan	$1,000

Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000

Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; however, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

8

Summary — Aberdeen Short Duration High Yield Municipal Fund

Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Objective

The Aberdeen Short Duration High Yield Municipal Fund (formerly, the Aberdeen High Yield Managed Duration Municipal Fund) (the “Short Duration High Yield Municipal Fund” or the “Fund”) seeks a high level of current income exempt from federal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Short Duration High Yield Municipal Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages [   ] and [   ] of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages [   ] and [   ] of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%		0.65%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses(3)	[ ]	%	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	[ ]	%	[ ]	%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	[ ]	%	[ ]	%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         The Fund acquired all of the assets, subject to the liabilities, of the Alpine High Yield Managed Duration Municipal Fund (the “Predecessor Fund”), a series of Alpine Income Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018.  Accordingly, “Other Expenses” have been restated to reflect estimated expenses expected to be incurred by the Fund for the current fiscal year.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to [0.90]% for Class A shares and [0.65]% for Institutional Class shares. This contractual limitation may not be terminated [before the end of the two year period following the closing date of the reorganization of the Predecessor Fund into the Fund] without the approval of the Independent Trustees. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

9

Example

This Example is intended to help you compare the cost of investing in the Short Duration High Yield Municipal Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Short Duration High Yield Municipal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Short Duration High Yield Municipal Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal obligations that are exempt from federal income tax (including securities subject to the federal alternative minimum tax (“AMT”)).

The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to the AMT. The interest income distributed by the Fund that is derived from certain tax-exempt municipal obligations may be subject to the federal AMT for individuals and corporations. There is no limitation on the portion of the Fund’s assets that may be invested in municipal obligations subject to the AMT. An investor should consult his or her tax adviser for more information.

Under normal market conditions, the Fund will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years.

The Fund may invest in obligations of any credit quality. Under normal circumstances, the Fund invests at least 50% of its assets in municipal bonds rated BBB or lower by S&P Global Ratings, a division of S&P Global Inc., or Baa or lower by Moody’s Investor Service, Inc., at the time of investment, or the equivalent by another independent rating agency or the unrated equivalent as determine by the Adviser. Split rate bonds will be considered to have the higher credit rating. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.

Municipal bonds in which the Fund may invest include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds.

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Revenue obligations may include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds. Revenue obligations may include, but are not limited to, industrial development, pollution control, public utility, housing, and health care issues. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund does not currently intend to deposit bonds into a TOB trust, but may invest in the variable rate securities issued by TOB trusts.

The Fund seeks to maintain effective portfolio duration of less than 4.5 years, however, it can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state’s interest in the tobacco Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in 1998, between the largest U.S. tobacco manufacturers and 46 states and other U.S. jurisdictions to settle claims against the tobacco manufacturers.

In selecting investments for the Fund, the Adviser generally looks for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser also focuses on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Principal Risks

The Short Duration High Yield Municipal Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is an alphabetical list of the principal risks of investing in the Fund.

Call and Redemption Risk - Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Intermediate Municipal Income Fund may be required to invest the proceeds in securities with lower yields.

Credit Risk - Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Extension Risk - Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Fixed Income Securities Risk - Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

High-Yield Bonds and Other Lower-Rated Securities Risk - The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than

11

issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk - Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares - Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Management Risk - The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Market Risk - Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the

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economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Prepayment Risk - As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Private Placements and Other Restricted Securities Risk - Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Puerto Rico and U.S. Territories Risk - Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect the Fund’s performance to the extent it invests in Puerto Rican municipal securities.  As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

Tender Option Bonds Risk - Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk - In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Short Duration High Yield Municipal Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.  The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s performance over time with those of the S&P Municipal Bond Short Intermediate Index, a broad based securities index, Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index, and a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the “Blended Index”).

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Effective February 28, 2019, the Blended Index replaced the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index as one of the performance benchmarks against which the Fund measures its performance.  The Adviser believes the Blended Index is more relevant to the Fund’s current investment strategy, as discussed below. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2019 to adopt a target average weighted effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen High Yield Managed Duration Municipal Fund to Aberdeen Short Duration High Yield Municipal Fund.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of the Predecessor Fund (defined above), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Aberdeen Asset Management Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: [   ]% - [   ] quarter [   ]

Lowest Return: [   ]% - [   ] quarter [   ]

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2018

	1 Year		5 Years		Since Inception*
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
[Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index (reflects no deduction for fees, expenses or taxes)]	[ ]	%	[ ]	%	[ ]	%

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*Class A and Institutional Class inception date is 5/31/2013.  All index since inception returns reflect the inception date of the Institutional Class.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Short Duration High Yield Municipal Fund’s investment adviser.  In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Edward Grant	Senior Investment Manager	2018
Jonathan Mondillo	Senior Investment Manager, Fixed Income	2013	*
Lesya Paisley	Senior Investment Manager	2018
Mark Taylor	Senior Investment Manager, Fixed Income	2013	*

*Includes service with predecessor adviser to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES

To open an account	$1,000

To open an IRA account	$1,000

Additional investments	$50

To start an Automatic Investment Plan	$1,000

Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000

Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; however, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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Summary – Aberdeen Ultra Short Municipal Income Fund

Aberdeen Ultra Short Municipal Income Fund

Objective

The Aberdeen Ultra Short Municipal Income Fund (the “Ultra Short Municipal Income Fund” or the “Fund”) seeks high after-tax current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Ultra Short Municipal Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages [   ] and [   ] of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages [   ] and [   ] of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class A1 Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	0.50%		0.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		0.25	%(1)	None
Small Account Fee(2)	$20		$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		None
Other Expenses(3)	[ ]	%	[ ]	%	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	[ ]	%	[ ]	%	[ ]	%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	[ ]	%	[ ]	%	[ ]	%

(1)         Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         The Fund acquired all of the assets and liabilities of the Alpine Ultra Short Municipal Income Fund (the “Predecessor Fund”), a series of Alpine Income Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018.  The Predecessor Fund operated as a series of Alpine Income Trust prior to the closing of the reorganization.  Accordingly, “Other Expenses” have been restated to reflect estimated expenses expected to be incurred by the Fund for the current fiscal year.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to [0.70]% for Class A and Class A1 shares and [0.45]% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before [ before the end of the two year period following the closing date of the reorganization of the Predecessor Fund into the Fund] without the approval of the Independent Trustees. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

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Example

This Example is intended to help you compare the cost of investing in the Ultra Short Municipal Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class A1 shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Ultra Short Municipal Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

Principal Strategies

The Ultra Short Municipal Income Fund invests its assets in a combination of tax-exempt obligations and taxable debt obligations. As a fundamental policy, under normal circumstances the Fund invests at least 80% of its net assets in tax-exempt obligations. Net assets include the amounts of any borrowings for investment purposes.  Tax-exempt obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). In addition, the Fund may invest in taxable debt obligations, including, but not limited to, obligations, mortgage-related and asset-backed securities and money market instruments.

In managing the Fund’s investments, the Adviser seeks to capitalize on fundamental and technical opportunities in the debt obligations markets to enhance return. The obligations in which the Fund invests may be of any maturity, but under normal market conditions, it is expected that the Fund’s average portfolio maturity, at the time of investment, will be two years or less. Under normal market conditions, the Fund will generally maintain an investment portfolio with a weighted average effective duration of less than one year.

The obligations in which the Fund invests must, at the time of investment, be rated investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Adviser. When the Adviser determines that an obligation is in a specific category, the Adviser will use the highest rating assigned to the obligation by any nationally recognized statistical rating organization. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decision to purchase and sell securities for the Fund.  The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.

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Principal Risks

The Ultra Short Municipal Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is an alphabetical list of the principal risks of investing in the Fund.

Call and Redemption Risk - Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Intermediate Municipal Income Fund may be required to invest the proceeds in securities with lower yields.

Credit Risk - Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Extension Risk - Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Fixed Income Securities Risk - Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Illiquid Securities Risk - Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares - Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Management Risk - The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve

18

the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Market Risk - Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Portfolio Turnover Risk - The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Prepayment Risk - As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Tender Option Bonds Risk - Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk - For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Yield Risk - The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

If the value of the Fund’s investments decreases, you may lose money.

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For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Ultra Short Municipal Income Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.  The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s performance over time with those of the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index, a broad-based securities index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of the Predecessor Fund (defined above), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund  as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Asset Management Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Class A1 shares have not commenced operations as of the date of this prospectus.  Class A1 returns are based on the previous performance of the Fund’s Class A shares (inception date 3/30/2004). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: [   ]% - [   ] quarter [   ]

Lowest Return: [   ]% - [   ] quarter [   ]

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

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Average Annual Total Returns as of December 31, 2018

	1 Year		5 Years		10 Years
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A1 shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares(1)	[ ]	%	[ ]	%	[ ]	%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

(1)    Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Investment Adviser

Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) serves as the Ultra Short Municipal Income Fund’s investment adviser.  In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Edward Grant	Senior Investment Manager	2018
Jonathan Mondillo	Senior Investment Manager, Fixed Income	2015	*
Lesya Paisley	Senior Investment Manager	2018
Mark Taylor	Senior Investment Manager, Fixed Income	2016	*

*Includes service to Predecessor Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and A1 SHARES

To open an account	$1,000

To open an IRA account	$1,000

Additional investments	$50

To start an Automatic Investment Plan	$1,000

Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000

Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor

21

to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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Fund Details

Additional Information about Principal Strategies

Aberdeen Intermediate Municipal Income Fund.  The Adviser employs a fundamental, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. The Adviser performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The Adviser further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth. The Adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.

Split Ratings.  In the event that a security receives different ratings from different NRSROs, unless specific disclosure in a Fund’s summary provides otherwise, the Adviser treats the security as being rated in the lowest rating category received from an NRSRO.  For a Fund that invests primarily in below investment-grade securities, this could result in such a Fund holding a portion of its assets in securities that have received an investment-grade rating from one or more NRSROs.

Investment Objectives.  The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

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Additional Information about Investments, Investment Techniques and Risks

The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section.  The Funds may invest in certain additional investments and may be subject to various additional risks.  The table below and the paragraphs that follow show more information about the principal (marked with a “✓“) and certain non-principal (marked with a “•”) investment methods and securities that each Fund may use and the related risks.  The Statement of Additional Information also contains information on additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject.

✓ = principal

• = non-principal

	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Bank Obligations	•	•	•
Call and Redemption Risk	✓	✓	✓
Counterparty or Third Party Risk	•	•	•
Credit Risk	✓	✓	✓
Cybersecurity Risk	✓	✓	✓
Distressed Securities Risk		•
Duration Risk	•	•	•
Event Risk	•	•	•
Extension Risk	✓	✓	✓
Fixed Income Securities Risk	✓	✓	✓
High-Yield Bonds and Other	✓	✓

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	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Lower-Rated Securities Risk
Illiquid Securities Risk	✓	✓	✓
Impact of Large Redemptions and Purchases of Fund Shares	✓	✓	✓
Inflation Risk	•	•	•
Interest Rate Risk	✓	✓	✓
Investment-Grade Debt Securities	•	•	•
Land-Secured or “Dirt” Bonds Risk		•
Management Risk	✓	✓	✓
Market Events Risk	•	•	•
Market Risk	✓	✓	✓
Municipal Securities Risk	✓	✓	✓
Operational Risk	•	•	•
Portfolio Turnover Risk			✓
Prepayment Risk	✓	✓	✓
Private Placements and Other Restricted Securities Risk	•	✓

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	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Puerto Rico and U.S. Territories Risk	•	✓	•
Securities Lending	•	•	•
Structured Instruments	•	•	•
Temporary Investments	•	•	•
Tender Option Bonds Risk		✓	✓
Tobacco Related Bonds Risk	✓	✓	•
Valuation Risk	✓	✓	✓
Variable and Floating Rate Securities Risk		•	✓
When-Issued Securities and Forward Commitments	•	•	•
Yield Risk	•	•	✓
Zero Coupon Bonds	•	•	•

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Bank Obligations — Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.

Counterparty or Third Party Risk — Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

Credit Risk —Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due and is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because a Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

The credit quality and liquidity of a Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to a Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Duration Risk — A Fund’s share price and total return will vary, primarily in response to changes in interest rates. A Fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s

27

stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile.

Fixed Income Securities Risk — Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the Statement of Additional Information (“SAI”). Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

High-Yield Bonds and Other Lower-Rated Securities Risk — A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  A Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Illiquid Securities Risk — Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.

A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

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The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Inflation Risk — Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation.  The income produced by these securities is worth less when prices for goods and services rise.  To compensate for this loss of purchasing power, the securities trade at lower prices.  Inflation also reduces the purchasing power of any income you receive from a Fund.

Interest Rate Risk — Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Investment-Grade Debt Securities — Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality.

Land-Secured or “Dirt” Bonds Risk  — These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Management Risk — Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Events Risk — The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  More recently, the Federal Reserve has terminated certain of its market support activities.  The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of

29

issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                       corporate earnings;

•                       production;

•                       management;

•                       sales; and

•                       market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Municipal Securities Risk — Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:

Municipal Bond Tax Risk — Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and a Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from a Fund by increasing taxes on that income. In such event, the net asset value of a Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of a Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, a Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Municipal Market Volatility and Illiquidity Risk — The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk — While a Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, a Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments

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depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Operational Risk — Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk— A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of a Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities.  If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Private Placements and Other Restricted Securities Risk — Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors

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(as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Puerto Rico and U.S. Territories Risk — Certain Funds may invest in the municipal securities of U.S. territories, including Puerto Rican municipal securities. To the extent that a Fund invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect such a Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

Certain municipal issuers in Puerto Rico have recently experienced financial difficulties. In February 2014, S&P, Moody’s and Fitch each downgraded Puerto Rico’s general obligation debt to a rating that is below investment-grade. Additionally, all three ratings agencies maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Downgrades could create additional strain on a commonwealth already facing existing economic stagnation and fiscal imbalances, including budget deficits and pension funding shortages. In addition, Puerto Rico’s economy and infrastructure was damaged significantly by Hurricane Maria in September 2017. If Puerto Rico’s financial difficulties worsen, it could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance.

Securities Lending — A Fund may lend its portfolio securities. If a Fund lends securities, the Fund may be subject to the risk of default by the borrower. A Fund lending its securities will typically receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to a Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. A Fund lending its securities may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Structured Instruments — Structured investments include swaps, structured securities and other instruments that allow a Fund to gain access to the performance of a benchmark asset (such as an index or selected bonds) that may be more attractive or accessible than the Fund’s direct investment.

Temporary Investments — If a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•                       short-term U.S. Government securities;

•                       certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•                       prime quality commercial paper;

•                       repurchase agreements covering any of the securities in which the Fund may invest directly; and

•                       shares of money market funds.

The use of temporary investments for defensive purposes prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

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In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.

Tender Option Bonds Risk — Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Tobacco Related Bonds Risk — In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.

The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Valuation Risk - The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes.  In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

Variable and Floating Rate Securities Risk — A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90—day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment,

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for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

When-Issued Securities and Forward Commitments — When-issued securities and forward commitments include the purchase or sale of securities for delivery at a future date. The market value may change before delivery.

Yield Risk — The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Zero Coupon Bonds — Zero coupon bonds pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The SAI contains more information on the Funds’ investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exclusion — The Adviser has claimed an exclusion from the definition of “commodity pool operator” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 for each Fund and therefore the Funds and the Adviser (with respect to the Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules.  The Funds will have to reaffirm annually their eligibility for this exclusion.  The Adviser intends to continue to operate each Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Portfolio Holdings Disclosure — Each Fund posts on the Trust’s internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

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Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $[   ] billion in assets as of December 31, 2018. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. Standard Life Aberdeen plc, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.”

In rendering investment advisory services, the Adviser may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of the Adviser. No remuneration is paid by the Funds with regards to the MOU.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Intermediate Municipal Income Fund is available in the Fund’s Annual Report to Shareholders for the period ended October 31, 2018, and a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is available in the Fund’s Semi-annual Report to Shareholders for the period ended April 30, 2018.

Management Fees

Each Fund pays the Adviser a management fee based on its average daily net assets.

The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by each Fund for the fiscal year ended October 31, 2018 disclosed below takes into account the expense limitation that was in effect for the Fund during the year.

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2018
Aberdeen Intermediate Municipal Income Fund
On assets up to $250 million	0.425%	[ ]	%
On assets of $250 million up to $1 billion	0.375%
On assets of $1 billion and more	0.355%
Aberdeen Short Duration High Yield Municipal Fund
On assets up to $250 million	0.65%	[ ]	%(1)
On assets of $250 million and more	0.60%
Aberdeen Ultra Short Municipal Income Fund
On assets up to $2.5 billion	0.50%	[ ]	%(1)
On assets of $2.5 billion and more	0.45%

(1) For the period from November 1, 2017 to May 4, 2018, the actual rate for fiscal year ended October 31, 2018 reflect the fees paid to each Predecessor Fund’s investment adviser that is not affiliated with the Adviser and any fee waivers or expense limitations that were in effect for each Predecessor Fund prior to May 4, 2018.

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of the Fund listed in the table below.  The expense limitations exclude taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses.  Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:

Name of Fund/Class	Expense Limitation
Aberdeen Intermediate Municipal Income Fund	[ ]	%

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The Adviser has entered into a separate written expense limitation agreement with the Trust on behalf of the Funds listed in the table below.  The expense limitations exclude interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses.  Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund/Class	Expense Limitation
Aberdeen Short Duration High Yield Municipal Fund	[ ]	%
Aberdeen Ultra Short Municipal Income Fund	[ ]	%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the Expense Limitation Agreement.  Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the Expense Limitation Agreement.

Portfolio Management

The Adviser generally uses a team-based approach for the management of each Fund. Information about the Aberdeen team members jointly and primarily responsible for managing each Fund is included below.

Aberdeen Intermediate Municipal Income Fund, Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund

Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Managers	Funds

Edward Grant, Senior Investment Manager
Edward Grant is a Senior Investment Manager on the North American Fixed Income Team. Edward joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Before joining Aberdeen, Edward worked for PNC and Deutsche Bank Capital Corp where he was a fixed income portfolio manager. Previously, Edward worked for Raymond James & Associates as head of corporate research. Prior to that, Edward worked for American Century Investments and ING Investment Management as a credit analyst. Edward graduated with a BS from Lebanon Valley College, Pennsylvania, and an MBA from Widener University, Pennsylvania.

Aberdeen Intermediate Municipal Income Fund Aberdeen Short Duration High Yield Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Jonathan Mondillo, Senior Investment Manager, Fixed Income
Mr. Mondillo joined Aberdeen Standard Investments in 2018. From 2008 to 2018, Mr. Mondillo was employed by Alpine Woods Capital Investors, LLC as its Head of Fixed Income Trading as well as a portfolio manager. Prior to joining Alpine, Mr. Mondillo worked as an analyst within

Aberdeen Intermediate Municipal Income Fund Aberdeen Short Duration High Yield Municipal Fund Aberdeen Ultra Short Municipal Income Fund

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Fidelity Capital Markets’ Fixed Income Trading Group. Mr. Mondillo has a Bachelor’s degree from Bentley University.

Lesya Paisley, Senior Investment Manager
Lesya Paisley is a Senior Investment Manager on the North American Fixed Income Team responsible for the management of Utilities, REITs and Tax-Exempt Municipal portfolios. Lesya has over ten years of experience in credit research covering various industrial sectors as well as Municipals and Financials. Lesya joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. She had been with Deutsche Asset Management from September 2003. Lesya graduated with a BS from the University of Virginia, McIntire School of Commerce.

Aberdeen Intermediate Municipal Income Fund Aberdeen Short Duration High Yield Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Mark Taylor, Senior Investment Manager, Fixed Income
Mr. Taylor joined Aberdeen Standard Investments in 2018. From 2012 to 2018, Mr. Taylor was employed by Alpine Woods Capital Investors, LLC as its Head of Municipal Research as well as a portfolio manager. Prior to joining Alpine, Mr. Taylor worked at Barclays Capital as a Vice President in the Global Financial Risk Management group. Mr. Taylor has a Bachelor’s degree from Northeastern University.

Aberdeen Intermediate Municipal Income Fund Aberdeen Short Duration High Yield Municipal Fund Aberdeen Ultra Short Municipal Income Fund

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission (the “SEC”) for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s subadviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a subadviser. In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•                       initial due diligence on prospective Fund subadvisers;

•                       monitoring subadviser performance, including ongoing analysis and periodic consultations;

•                       communicating performance expectations and evaluations to the subadvisers; and

•                       making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not currently utilize un-affiliated subadvisers in reliance on this exemptive order for any of the Funds described in this Prospectus. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the

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subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

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Investing with Aberdeen Funds

Shares of the Funds have not been registered for sale outside of the United States and its territories.

Share Classes

A Note About Share Classes

The Intermediate Municipal Income Fund offers five share classes — Class A, Class C, Class R, Institutional Service Class and Institutional Class. The Short Duration High Yield Municipal Fund offers only two share classes — Class A and Institutional Class. The Ultra Short Municipal Income Fund offers three share classes — Class A, Class A1 and Institutional Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                       which share classes are available to you;

•                       how long you expect to own your shares;

•                       how much you intend to invest;

•                       total costs and expenses associated with a particular share class; and

•                       whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs and for which you qualify.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary.  You should review these arrangements with your financial intermediary.

The table below provides a comparison of Class A, Class A1 and Class C shares. Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class A1 shares are available to investors purchasing shares through financial intermediaries who make Class A1 shares available on their brokerage platform. In addition to Class A, A1 and/or Class C, the Funds also offer Class R, Institutional Service Class and/or Institutional Class shares, as applicable. Class R, Institutional Service Class and Institutional Class shares are subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and may be entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class A1 or Class C shares. However, an investor transacting in Institutional Class shares or Institutional Service Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class

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are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Comparing Class A, Class A1 and Class C Shares

Class A Shares

Front-end sales charge up to 2.50% (Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund) and 0.50% (Ultra Short Municipal Income Fund) for Class A Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 0.75% (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class A1 Shares (for Ultra Short Municipal Fund only)

Front-end sales charge up to 0.50% for Class A1 Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

CDSC up to 0.25% (2)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	No conversion feature. No maximum investment amount. Only available for purchase through financial intermediaries.

Class C Shares

No front-end sales charge. CDSC of 1.00% (3)	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Converts to Class A shares after approximately 10 years.

Maximum investment amount of $1,000,000 (4). Larger investments may be rejected.

(1)                     Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.75% for the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid. Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.

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(2)                     Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a CDSC of [up to] 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(3)                     A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(4)                     This limit was calculated based on a one-year holding period.

Class A Shares and Class A1 Shares

Front-End Sales Charges for Class A Shares of Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 up to $4 million	None	None	None	**

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A and Class A1 Shares of Ultra Short Municipal Income Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $250,000	0.50%	0.50%	0.50	%**
$250,000 or more	None	None	None	***

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**   Class A shares of the Ultra Short Municipal Income Fund are not eligible for a finder’s fee.

***   Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

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Reduction and Waiver of Class A and Class A1 Sales Charges

If you qualify for a reduction or waiver of Class A or Class A1 sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class A1 Sales Charges”, “Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages [   ], [   ] and [   ], respectively, of the prospectus, and “Reduction of Class A and Class A1 Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A and Class A1 Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A [and Class A1] shares through one or more of these methods:

•                       A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                       Rights of Accumulation. To qualify for the reduced Class A or Class A1 sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A, Class A1 or Class C shares in the Trust (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Class A or Class A1 purchase, as applicable.

•                       Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and at least $250,000 in Class A or Class A1 shares of the Ultra Short Municipal Income Fund during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class A1 and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class A1 Sales Charges

The following purchasers qualify for a waiver of front-end sales charges on Class A and Class A1 shares:

•                  “Retirement Plans”;

•                  “Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.

“Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

•                  investment advisory clients of the Adviser’s affiliates;

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•                  any life insurance company separate account registered as a unit investment trust;

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

•                  directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•                  investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•                  financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The SAI lists additional information regarding investors eligible for sales charge waivers.

Purchasing Class A and Class A1 Shares Without a Sales Charge

Purchases of $250,000 or more of Class A and Class A1 shares have no front-end sales charge. You can purchase $250,000 or more in Class A or Class A1 shares in one or more Aberdeen Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A and Class A1 Shares”).

A CDSC of up to 0.75% for Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and 0.25% for Class A1 shares of the Ultra Short Municipal Income Fund applies to purchases of $250,000 or more if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                       if you are eligible to purchase Class A or Class A1 shares without a sales charge for another reason; or

•                       if no finder’s fee was paid; or

•                       to shares acquired through reinvestment of dividends or capital gains distributions.

Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.

Contingent Deferred Sales Charge on Certain Redemptions of Class A and Class A1 Shares:

Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

Amount of Purchase	Amount of CDSC
$250,000 up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Class A1 Shares of the Ultra Short Municipal Income Fund

Amount of Purchase	Amount of CDSC
$250,000 or more	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A (or with respect to the Ultra Short Municipal Income Fund, Class A1) shares within 12 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class A1 and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A or Class A1 shares for the Funds in this prospectus are described above; however, the CDSC for Class A shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.

Waiver of Contingent Deferred Sales Charges — Class A, Class A1 and Class C Shares

The CDSC may be waived on:

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•                  the redemption of Class A, Class A1 or Class C shares purchased through reinvested dividends or distributions;

•                  Class A, Class A1 or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A, Class A1 or Class C shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts;

•                  redemptions of Class C shares from “Retirement Plans,” as defined on pages [   ]- [   ], if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

•                  redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges. For more complete information, see “Broker-Defined Sales Charge Waiver Policies” on page [   ] of this prospectus.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay.  See “Waiver of Contingent Deferred Sales Charges - Class A, Class A1 and Class C Shares” for a list of situations where a CDSC may be waived.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales.  Pursuant to financing arrangements with the Fund’s distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees — Distribution and Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.

Conversion of Class C Shares to Class A Shares

Effective on or about [February 28, 2019] (the “Effective Date”), Class C shares of a Fund will automatically convert to Class A shares of the same Fund approximately 10 years from the purchase date. All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

For Class C shares that have been acquired through an exchange from another Aberdeen Fund, the purchase date is calculated from the date the shares were originally purchased in the other Aberdeen Fund. When Class C shares that a shareholder acquired through a purchase or exchange convert to Class A shares, any Class C shares that the shareholder acquired through reinvestment of dividends and distributions related to the shares being converted also will convert to Class A shares on a pro rata basis.

Certain financial intermediaries currently do not have the ability to track individual shareholders’ holding periods and, therefore, may not know how long a shareholder has held Class C shares.  If a shareholder holds Class C shares through a financial intermediary in an omnibus account, it is the responsibility of the shareholder or financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or financial intermediary may be required to provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary.

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Share Classes Available Only to Institutional Accounts

The Intermediate Municipal Income Fund offers Institutional Service Class and Class R shares. The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund offer Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                       the level of distribution and administrative services the plan requires;

•                       the total expenses of the share class; and

•                       the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                       401(a) plans;

•                       401(k) plans;

•                       457 plans;

•                       403(b) plans;

•                       profit sharing and money purchase pension plans;

•                       defined benefit plans;

•                       non-qualified deferred compensation plans; and

•                       other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Fund’s Adviser or the Fund’s distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                       institutional non-retirement accounts;

•                       traditional and Roth IRAs;

•                       Coverdell Education Savings Accounts;

•                       SEPs and SAR-SEPs;

•                       SIMPLE IRAs;

•                       one-person Keogh plans;

•                       individual 403(b) plans; or

•                       529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                       retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                       retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•                       a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                       registered investment advisers investing on behalf of institutions and high net worth individuals.  This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                       life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

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•                       funds of funds offered by affiliates of the Funds;

•                       retirement plans for which no third-party administrator receives compensation from the Funds;

•                       institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                       rollover individual retirement accounts from such institutional advisory accounts;

•                       a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                       registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial  intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•                       where the advisers derive compensation for advisory services exclusively from clients; or

•                       high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A, Class A1, Class C and Class R shares, which permits Class A, Class A1, Class C and Class R shares of the Funds (if applicable) to compensate the Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class A1, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

As a % of
Class	Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class A1	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)

Class R	0.50%
(0.25% of which will be a distribution fee and 0.25% of which will be a service fee)

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. (These fees may be in addition to the Rule 12b-1 fees described above.)  Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees.  Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least [February 29, 2020], a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated

46

on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.  Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.20%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $250,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                       the Funds’ distributor and other affiliates of the Adviser;

•                       broker-dealers;

•                       financial institutions; and

•                       other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding

47

the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                       A Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

•                       Financial intermediaries are responsible for transmitting received orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                       make transactions;

•                       hear fund price information; and

•                       obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                       download Fund prospectuses;

•                       obtain information on the Aberdeen Funds;

•                       access your account information; and

•                       request transactions, including purchases, redemptions and exchanges.

By Regular Mail

Aberdeen Funds

P.O. Box 219534

Kansas City MO 64121-9534

By Overnight Mail

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•                       calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                       generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

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•                       Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                       The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                       The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is regularly closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

•                       New Year’s Day

•                       Martin Luther King, Jr. Day

•                       Presidents’ Day

•                       Good Friday

•                       Memorial Day

•                       Independence Day

•                       Labor Day

•                       Thanksgiving Day

•                       Christmas Day

•                       Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

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Buying, Exchanging and Selling Shares

Fund Transactions

All transaction orders must be received by the Funds’ transfer agent in Canton, Massachusetts or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

•                       if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•                       your bank may charge a fee to wire funds.

•                       the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

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How to Buy Shares (Continued)	How to Exchange* or Sell** Shares (Continued)

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call Aberdeen Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

•                       your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                       Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•                       your financial institution may also charge a fee for receiving the wire.

•                       funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

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Fair Value Pricing

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s

52

name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                       name;

•                       date of birth (for individuals);

•                       residential or business street address (although post office boxes are still permitted for mailing); and

•                       Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                       If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.  See the SAI for information about the circumstances under which this fee will not be assessed.

•                       Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

If you hold Class A, Class C, Institutional Class or Institutional Service Class shares, you may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

•                       your financial intermediary’s policies and procedures permit exchanges;

•                       both accounts have the same registration;

•                       your first purchase in the new fund meets its minimum investment requirement; and

•                       you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                       if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                       if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 12 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class

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of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements.  Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure.  For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.  If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.

Systematic Withdrawal Program

You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order.  The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker).  Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

•                  if the account holder is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in

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shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under normal circumstances, each Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash.  During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•                       if ownership is being changed on your account;

•                       the redemption check is made payable to anyone other than the registered shareholder;

•                       the proceeds are mailed to an address other than the address of record;

•                       your account address has changed within the last 15 calendar days;

•                       the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•                       the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

•                       disrupt portfolio management strategies;

•                       increase brokerage and other transaction costs; and

•                       negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Ultra Short Municipal Income Fund is not subject to the prohibitions on frequent purchases and redemptions.  Because the Ultra Short Municipal Income Fund is designed for short-term investing and frequent purchases and redemptions of the Fund’s shares generally are not expected to harm other shareholders of the Fund, the Board of Trustees has determined that, at the present time, policies and procedures to prevent frequent purchases and redemptions of Fund shares are unnecessary and a redemption fee for the Fund is not necessary or appropriate. However, frequent purchases and redemptions of the Ultra Short Municipal Income Fund’s shares may result in additional costs for the Fund.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds.

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Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•                       restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                       reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into the other Fund may be rejected.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Fair Value Pricing.”

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

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Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

Most of the income dividends you receive from the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, if applicable, are expected to be exempt from regular federal income taxes. If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                       distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to exempt-interest dividends);

•                       distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                       distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                       for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                       for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                       distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

In addition, if you are a shareholder of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund or Ultra Short Municipal Income Fund, you should be aware of the following basic tax points about tax-exempt mutual funds:

•                        exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax;

•                        exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits;

•                        income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax;

•                        income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states;

•                        income dividends from a Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

None of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund or Ultra Short Municipal Income Fund is managed to address

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state or local taxes.  Each of these Funds, as a tax-free fund, may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Funds.

While each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, a Fund’s shares, to decline.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive non-US investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

58

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for exempt-interest dividends and capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends and, beginning in 2019, will be imposed on redemption proceeds paid, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

59

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges).  The information was derived from the audited financial statements which were audited by [   ], independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request.

The financial highlights information presented for the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund prior to May 7, 2018 is that of the Predecessor Funds. For these Funds, the information for fiscal years ended October 31, 2014, October 31, 2015, October 31, 2016 and October 31, 2017 was audited by other independent registered public accounting firms.

Financial highlights for Class A1 shares of Ultra Short Municipal Income Fund are not available because, as of the effective date of this prospectus, Class A1 shares have not commenced operations and, therefore, have no financial highlights to report.

60

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	—	(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	—	(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	(0.47)	10.38
Class C Shares
Year Ended October 31, 2018	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year Ended October 31, 2017	10.09	0.22	(0.22)	—	(0.22)	—	(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	—	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Class R Shares
Year Ended October 31, 2018	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year Ended October 31, 2017	10.12	0.27	(0.23)	0.04	(0.26)	—	(0.26)	9.90
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	—	(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Institutional Service Class Shares
Year Ended October 31, 2018	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	—	(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	—	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Institutional Class Shares(i)
Year Ended October 31, 2018	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	—	(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	—	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40

(a)         Net investment income/(loss) is based on average shares outstanding during the period.

(b)         Excludes sales charge.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Not annualized for periods less than one year.

Amounts listed as “—” are $0 or round to $0.

61

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund) (concluded)

		Ratios/Supplemental Data
	Total Return (b)(e)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(c)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (e)(f)
Class A Shares
Year Ended October 31, 2018	[ ] %	$ [ ]	[ ]	%	[ ]	%	[ ] %	[ ] %
Year Ended October 31, 2017	0.72%	9,084	0.88	%(g)	1.05	%(g)	2.92%	16.25%
Year Ended October 31, 2016	2.19%	10,798	0.88%		1.03%		2.96%	10.71%
Year Ended October 31, 2015	1.56%	9,073	0.88%		1.01%		3.09%	4.85%
Year Ended October 31, 2014	6.12%	9,379	0.87%		1.00%		3.14%	5.58%
Class C Shares
Year Ended October 31, 2018	[ ] %	[ ]	[ ]	%	[ ]	%	[ ] %	[ ] %
Year Ended October 31, 2017	(0.02)%	542	1.62	%(g)	1.83	%(g)	2.21%	16.25%
Year Ended October 31, 2016	1.36%	851	1.62%		1.82%		2.24%	10.71%
Year Ended October 31, 2015	0.82%	878	1.62%		1.75%		2.37%	4.85%
Year Ended October 31, 2014	5.34%	643	1.62%		1.75%		2.39%	5.58%
Class R Shares
Year Ended October 31, 2018	[ ] %	[ ]	[ ]	%	[ ]	%	[ ] %	[ ] %
Year Ended October 31, 2017	0.47%	11	1.12	%(g)	1.29	%(g)	2.67%	16.25%
Year Ended October 31, 2016	1.96%	11	1.12%		1.27%		2.72%	10.71%
Year Ended October 31, 2015	1.24%	10	1.12%		1.25%		2.85%	4.85%
Year Ended October 31, 2014	5.96%	10	1.12%		1.25%		2.89%	5.58%
Institutional Service Class Shares
Year Ended October 31, 2018	[ ] %	[ ]	[ ]	%	[ ]	%	[ ] %	[ ] %
Year Ended October 31, 2017	0.79%	18	0.69	%(g)	0.86	%(g)	3.10%	16.25%
Year Ended October 31, 2016	2.48%	28	0.62%		0.77%		3.22%	10.71%
Year Ended October 31, 2015	1.74%	18	0.62%		0.75%		3.35%	4.85%
Year Ended October 31, 2014	6.49%	17	0.62%		0.75%		3.39%	5.58%
Institutional Class Shares(i)
Year Ended October 31, 2018	[ ] %	[ ]	[ ]	%	[ ]	%	[ ] %	[ ] %
Year Ended October 31, 2017	0.98%	71,362	0.62	%(g)	0.79	%(g)	3.18%	16.25%
Year Ended October 31, 2016	2.47%	79,279	0.62%		0.77%		3.23%	10.71%
Year Ended October 31, 2015	1.72%	83,140	0.62%		0.75%		3.35%	4.85%
Year Ended October 31, 2014	6.49%	89,924	0.62%		0.75%		3.38%	5.58%

(f)           Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)          Interest expense is less than 0.001%.

(h)         For the period from February 25, 2013 (commencement of operations) through October 31, 2013.

(i)             Formerly Class D shares.

62

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)

	Short Duration High Yield Municipal Fund
	Years Ended October 31,
	2018		2017	2016	2015†		2014†
Institutional Class:
Net asset value per share, beginning of year	$ [ ]		$10.34	$10.29	$10.29		$9.95
Income from investment operations:
Net investment income	[ ]		0.31	0.34	0.36		0.37
Net realized and unrealized gain (loss)	[ ]	)	(0.10)	0.05	(0.00	)(b)	0.34)
Total from investment operations	[ ]		0.21	0.39	0.36		0.71
Redemption fees	[ ]	(b)	0.00 (b)	0.00 (b)	—		—
Less distributions:
Net investment income	[ ]	)	(0.31)	(0.34)	(0.36)		(0.37))
Net realized gains	[ ]		—	—	(0.00	)(b)	—
Total distributions	[ ]	)	(0.31)	(0.34)	(0.36)		(0.37))
Net asset value per share, end of year	$ [ ]		$10.24	$10.34	$10.29		$10.29
Total return	[ ]	%	2.08%	3.84%	3.65%		7.32%	%(c)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$ [ ]		$207,427	$153,300	$48,261		$25,566
Ratio of total expenses to average net assets:	[ ]
Before waivers and/or expense reimbursements (d)	[ ]	%	0.84%	0.88%	1.12%		1.30%	%(e)
After waivers and/or expense reimbursements (f)	[ ]	%	0.65%	0.68%	0.82%		0.81%	%(e)
Ratio of net investment income to average net assets	[ ]	%	3.04%	3.28%	3.49%		3.75%	%(e)
Portfolio turnover (g)	[ ]	%	151%	132%	58%		62%	%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Institutional Class commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)

Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.84%, 0.87%, 1.12%, 1.29% and 1.66% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(e)	Annualized.
(f)

Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.65%, 0.68%, 0.80%, 0.80% and 0.74% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

63

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund) (concluded)

	Short Duration High Yield Municipal Fund
	Years Ended October 31,
	2018		2017	2016	2015†		2014†
Class A:
Net asset value per share, beginning of year	$ [ ]		$10.34	$10.29	$10.29		$9.95
Income from investment operations:
Net investment income	[ ]		0.28	0.32	0.34		0.35
Net realized and unrealized gain (loss)	[ ]	)	(0.10)	0.04	0.00	(b)	0.34
Total from investment operations	[ ]		0.18	0.36	0.34		0.69
Redemption fees	[ ]	(b)	0.00 (b)	0.00 (b)	—		—
Less distributions:
Net investment income	[ ]	)	(0.28)	(0.31)	(0.34)		(0.35)
Net realized gains	—		—	—	(0.00	)(b)	—
Total distributions	[ ]	)	(0.28)	(0.31)	(0.34)		(0.35)
Net asset value per share, end of year	$ [ ]		$10.24	$10.34	$10.29		$10.29
Total return (c)	[ ]	%	1.82%	3.58%	3.42%		7.08%
Ratios/Supplemental Data
Net Assets at end of year (000)	$ [ ]		$50,906	$35,705	$10,170		$107
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	[ ]	%	1.09%	1.12%	1.37%		1.55%
After waivers and/or expense reimbursements (g)	[ ]	%	0.90%	0.93%	1.07%		1.06%
Ratio of net investment income to average net assets	[ ]	%	2.78%	3.03%	3.16%		3.49%
Portfolio turnover (h)	[ ]	%	151%	132%	58%		62%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)

Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.09%, 1.12%, 1.37%,1.53% and 1.90% for the years ended October 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(f)	Annualized.
(g)

Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.90%, 0.93%, 1.05%, 1.05% and 0.99% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

64

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2018		2017		2016		2015†		2014†
Institutional Class:
Net asset value per share, beginning of year	$ [ ]		$10.04		$10.04		$10.04		$10.03
Income from investment operations:
Net investment income	[ ]		0.09		0.06		0.05		0.05
Net realized and unrealized gain (loss)	[ ]	)(a)	(0.00	)(a)	(0.00	)(a)	0.00	(a)	0.01)
Total from investment operations	[ ]		0.09		0.06		0.05		0.06
Redemption fees	[ ]	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	(a)
Less distributions:
Net investment income	[ ]	)	(0.09)		(0.06)		(0.05)		(0.05))
Net realized gains	—		—		—		(0.00	)(a)	—
Total distributions	[ ]	)	(0.09)		(0.06)		(0.05)		(0.05))
Net asset value per share, end of year	$ [ ]		$10.04		$10.04		$10.04		$10.04
Total return	[ ]	%	0.87%		0.64%		0.52%		0.63%	%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$ [ ]		$896,624		$905,843		$772,308		$831,505
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	[ ]	%	0.65%		0.74%		0.93%		0.90%	%
After waivers and/or expense reimbursements	[ ]	%	0.44%		0.43%		0.50%		0.53%	%
Ratio of net investment income to average net assets	[ ]	%	0.86%		0.64%		0.51%		0.53%	%
Portfolio turnover (b)	[ ]	%	214%		143%		155%		168%	%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

65

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2018		2017		2016	2015†		2014†
Class A:
Net asset value per share, beginning of year	$ [ ]		$10.09		$10.10	$10.10		$10.09
Income from investment operations:
Net investment income	[ ]		0.06		0.04	0.03		0.03
Net realized and unrealized gain (loss)	[ ]	)(a)	(0.00	)(a)	(0.01)	0.00	(a)	0.01
Total from investment operations	[ ]		0.06		0.03	0.03		0.04
Redemption fees	[ ]	(a)	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)
Less distributions:
Net investment income	[ ]	)	(0.06)		(0.04)	(0.03)		(0.03)
Net realized gains	—		—		—	(0.00	)(a)	—
Total distributions	[ ]	)	(0.06)		(0.04)	(0.03)		(0.03)
Net asset value per share, end of year	$ [ ]		$10.09		$10.09	$10.10		$10.10
Total return (b)	[ ]	%	0.62%		0.29%	0.26%		0.38%
Ratios/Supplemental Data
Net Assets at end of year (000)	$ [ ]		$211,265		$206,259	$203,472		$247,599
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	[ ]	%	0.90%		0.99%	1.18%		1.15%
After waivers and/or expense reimbursements	[ ]	%	0.69%		0.68%	0.75%		0.78%
Ratio of net investment income to average net assets	[ ]	%	0.62%		0.39%	0.26%		0.28%
Portfolio turnover (c)	[ ]	%	214%		143%	155%		168%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

66

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•                  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•                  Shares purchased by or through a 529 Plan

•                  Shares purchased through a Merrill Lynch affiliated investment advisory program or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

•                  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•                  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•                  Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•                  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•                  Trustees of the Trust, and employees of the Adviser or any of its affiliates, as described in the this prospectus

•                  Shares purchased from the proceeds of redemptions within the Aberdeen fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•                  Death or disability of the shareholder

•                  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•                  Return of excess contributions from an IRA Account

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•                  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•                  Shares acquired through a right of reinstatement

•                  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•                  Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•                  Breakpoints as described in this prospectus.

•                  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aberdeen fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Aberdeen fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•                  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aberdeen fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley:

Front-end Sales Charge Waivers on Class A Shares available for Morgan Stanley Wealth Management Transactional Brokerage Accounts

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those

67

disclosed elsewhere in these Funds’ Prospectus or SAI.

•                  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•                  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•                  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•                  Shares purchased through a Morgan Stanley self-directed brokerage account

•                  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

68

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance)

•                  Semi-Annual Reports

While this Prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.

To obtain any of the above documents free of charge, to request other information about the Funds, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 219534

Kansas City MO 64121-9534

By Overnight Mail:

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeen-asset.us.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Funds, including the SAI from the SEC:

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov; or

•                  by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

69

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 21, 2018

STATEMENT OF ADDITIONAL INFORMATION

February [  ], 2019

ABERDEEN FUNDS

Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)

Class A – NTFAX • Class C – GTICX • Class R – ABERX • Institutional Class – ABEIX • Institutional Service Class – ABESX

Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Class A – AAHMX • Institutional Class – AHYMX

Aberdeen Ultra Short Municipal Income Fund

Class A – ATOAX • Class A1 – [     ] • Institutional Class – ATOIX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of [   ] series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”).  This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February [28], 2019.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus.  You can order copies of the Prospectus without charge by writing to Aberdeen Funds, c/o DST Asset Manager Solutions, Inc. (“DST”) at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407or calling (toll-free) 866-667-9231.

The audited financial statements for each of the Funds for the fiscal year ended October 31, 2018, and the related report of [   ], independent registered public accounting firm for the Funds, which are contained in the Funds’ October 31, 2018 Annual Report, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to Aberdeen Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

i

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of [   ] separate series, each with its own investment objective.

Prior to February [28], 2019, the Aberdeen Intermediate Municipal Income Fund (the “Intermediate Municipal Income Fund”) was known as the Aberdeen Tax-Free Income Fund.  The Fund was created to acquire the assets and liabilities of the Nationwide Tax-Free Income Fund (the “Nationwide Fund”).  The Nationwide Fund is considered the accounting survivor of the Fund and accordingly, certain financial history of the Nationwide Fund is included in this SAI.

Prior to February [28], 2019, the Aberdeen Short Duration High Yield Municipal Fund (the “Short Duration High Yield Municipal Fund”) was known as the Aberdeen High Yield Managed Duration Municipal Fund.  The Fund was created to acquire the assets and liabilities of the Alpine High Yield Managed Duration Municipal Fund.  The Alpine High Yield Managed Duration Municipal Fund is considered the accounting survivor of the Fund and accordingly, certain financial history of the Alpine High Yield Managed Duration Municipal Fund is included in this SAI.

The Aberdeen Ultra Short Municipal Income Fund (the “Ultra Short Municipal Income Fund”) was created to acquire the assets and liabilities of the Alpine Ultra Short Municipal Income Fund.  The Alpine Ultra Short Municipal Income Fund is considered the accounting survivor of the Fund and accordingly, certain financial history of the Alpine Ultra Short Municipal Income Fund is included in this SAI.

Each of the Funds is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following tables set forth additional information concerning permissible investments and techniques and risk factors for each of the Funds.  A “•” in the table indicates that the Fund may invest in the corresponding instrument or technique or is subject to such risk factor.  An empty box indicates that the Fund does not intend to invest in the corresponding instrument or follow the corresponding technique or is not subject to such risk factor.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of each Fund.

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	INTERMEDIATE MUNICIPAL INCOME FUND	SHORT DURATION HIGH YIELD MUNICIPAL FUND	ULTRA SHORT MUNICIPAL INCOME FUND
Adjustable, Floating and Variable Rate Instruments	•	•	•
Advance Refunded Bonds	•	•	•
Asset-Backed Securities	•	•	•
Bank Obligations	•	•	•
Borrowing and Leverage	•	•	•
Catastrophe Bond	•	•	•
CFTC Exclusion	•	•	•
Corporate Obligations	•	•	•
Cyber Security Risk	•	•	•
Debt Securities	•	•	•
Demand Instruments	•	•	•
Distressed Securities	•	•
Exchange-Traded Funds	•	•	•
Illiquid Securities Risk	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•
Impact of Sub-Prime Mortgage Market	•	•	•
Loans	•	•	•

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	INTERMEDIATE MUNICIPAL INCOME FUND	SHORT DURATION HIGH YIELD MUNICIPAL FUND	ULTRA SHORT MUNICIPAL INCOME FUND
Market Events Risk	•	•	•
Money Market Instruments	•	•	•
Municipal Securities	•	•	•
Operational Risk	•	•	•
Private Placements and Other Restricted Securities	•	•
Put Bonds	•	•	•
Restricted Securities	•	•
Rights Issues and Warrants	•	•	•
Securities Backed by Guarantees	•	•	•
Securities Lending	•	•	•
Structured Securities	•	•	•
Tax-Exempt Commercial Paper	•	•	•
Temporary Investments	•	•	•
Tender Option Bonds	•	•	•
U.S. Government Securities	•	•	•
When-Issued Securities and Delayed-Delivery	•	•	•
Zero Coupon, Discount and Payment-In-Kind Securities	•	•	•

General Information about the Funds’ Portfolio Instruments and Investment Policies

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Funds as well as certain risks to which the Funds are subject.

Adjustable, Floating and Variable Rate Instruments.  Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals.  The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index.  Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par.  All accepted bids and holders of the auction rate securities receive the same rate.  Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.  See “Municipal Securities” below for more information about auction rate securities.

Demand Instruments.  Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.  Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate.  A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase.  Aberdeen Asset Management Inc. (“Aberdeen”, “AAMI” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.  A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement.  To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Advance Refunded Bonds (or pre-refunded bonds).  Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  A Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Asset-Backed Securities.  Asset-backed securities, issued by trusts and special purpose corporations, are pass-through securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Borrowing and Leverage.  Each Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. Each Fund will limit borrowings to amounts not in excess of 331/3% of the value of the Fund’s total assets less liabilities (other than borrowings), unless a Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation or fundamental investment restriction. Each Fund may borrow money as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Certain Funds may borrow up to 10% of their total assets for investment purposes (which is a practice known as “leverage”). Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value (“NAV”) of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal amount of such borrowings will be fixed, a Fund’s net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in NAV than if such Fund did not use leverage. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used.

Catastrophe Bond.  A catastrophe bond (“cat bond”) is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe such as a hurricane or earthquake. If an “issuer,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”).  Foreign governments and private companies also have sponsored cat bonds as a hedge against natural disasters.

The SPV issues cat bonds and typically invests the proceeds from the bond issuance in low-risk securities, such as in investment grade money market or treasury funds, which are those rated Aaa by Moody’s Investor Services (“Moody’s”) or AAA by Fitch, Inc. (“Fitch”) or a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the issuer, are used to make periodic, variable rate interest payments to investors. The interest rate typically is based on the LIBOR plus a promised margin, or “spread,” above that.

As long as the natural disaster covered by the bond does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Most cat bonds generally mature in three years, although terms range from one to five years, depending on the bond.

If the event does occur, however, the issuer’s right to the collateral is “triggered.” This means the issuer receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. You may hear this described as a “credit cliff.” When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, cat bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Each cat bond has its own triggering event(s), which is(are) spelled out in the bond’s offering documents. These documents typically are only available to purchasers or potential purchasers, however, because cat bonds are not subject to the Securities and Exchange Commission’s (“SEC”) registration and disclosure requirements. A number of different types of triggers have developed. The question of whether a triggering event occurred—or the true meaning of a triggering event—can be complex and could wind up being litigated and require a ruling from a court. This in turn may add additional uncertainty to the way these securities perform.

Because cat bond holders face potentially huge losses, cat bonds are typically rated BB, or “non-investment grade” by credit rating agencies such as Fitch, Moody’s and S&P Global Ratings (“S&P”). Non-investment grade bonds are also known as “high yield” or “junk” bonds. These ratings agencies, as well as sponsors and underwriters of cat bonds, rely heavily on a handful of firms that specialize in modeling natural disasters. These “risk modeling” firms employ meteorologists, seismologists, statisticians, and other experts who use large databases of historical or simulated data to estimate the probabilities and potential financial damage of natural disasters.

The potential advantages of cat bonds are that they are not closely linked with the stock market or economic conditions and offer significant attractions to investors. For example, for the same level of risk, investors can usually obtain a higher yield with cat bonds relative to alternative investments. Another potential benefit is that the insurance risk securitization of cat bonds shows no correlation with equities or corporate bonds, meaning they may provide a good diversification of risks.

As with any financial instrument, cat bonds also present risks, which include the following:

Credit Cliff: A cat bond can cause the investor rapidly to lose most or all of his or her principal and any unpaid interest if a triggering event occurs. The high yield will not make investors whole if the triggering event actually occurs.

Modeling Risk: Prices, yields and ratings of cat bonds rely almost exclusively on complex computer modeling techniques, which in turn are extremely sensitive to the data used in the models. The quality and quantity of data vary depending on the catastrophe.

Liquidity Risk: Secondary trading for cat bonds is very limited, so in a pinch an investor may not be able to sell. In addition, the secondary transactions that do occur are privately negotiated, so pricing information is not generally available to the public.  In addition, as noted, the maturity of some cat bonds can be extended during the worst possible time—when a trigger may have occurred, which can cause the bonds’ value to plummet, potentially making them even harder to sell.

Unregistered Investments: Most cat bonds are issued in offerings pursuant to Rule 144A under the Securities Act (“Rule 144A”), which are available only to large institutional investors and are not subject to the SEC’s registration and disclosure requirements. As a result, many of the normal investor protections that are common to most traditional registered investments are missing. For example, issuers of cat bonds are not required to file a registration statement or periodic reports with the SEC, unlike issuers of registered bonds. While general prohibitions against securities fraud apply to Rule 144A offerings, the lack of public disclosure may make it difficult to obtain and evaluate the information used to price and structure cat bonds.

CFTC Exclusion.  The Adviser has claimed an exclusion from the definition of commodity pool operator under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 for each Fund described in this SAI, and therefore the Funds and the Adviser (with respect to the Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules.  The Funds have to reaffirm annually their eligibility for this exclusion.  The Adviser intends to continue to operate each Fund described in this SAI in a manner to maintain its exclusion under CFTC Rule 4.5.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Cyber Security Risk.  With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on a Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity incidents affecting the Funds’ Adviser, other service providers to the fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a Fund and shareholders, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and a Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.

Debt Securities

Debt Securities Generally.

The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as S&P or Moody’s.  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities.  The Funds may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by S&P or BBB- by Fitch are considered to be investment grade.  In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or more volatile industry performance.  Securities within the BBB category can also experience greater market value fluctuations over time.  To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower Quality (High-Risk) Debt Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, (ii) commercial paper rated at or below C by S&P, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser.  The lower the ratings of such lower-quality securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.   Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s NAV.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets.  Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration.  Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity”, which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. Such Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Distressed Securities.  Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Exchange-Traded Funds.  ETFs are regulated as registered investment companies under the 1940 Act. Investments in certain ETFs may be made in excess of the 1940 Act limitations on investments in investment companies in reliance on, and subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the ETF.  However, to the extent that a Fund cannot rely on an exemptive order for investments in the ETF, the purchases of ETFs would be subject to 1940 Act investment limits and would be aggregated with other types of investment companies in calculating limitations. ETFs generally acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly; however one cannot invest directly in an index.  ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  A Fund will bear its proportionate share of an ETF’s operating and transaction costs.  As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF.  In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the NAV of ETF shares should in most cases be small.  Under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

Illiquid Securities Risk.  Each Fund may not invest more than 15% of its net assets in illiquid securities.  An illiquid security is generally any security that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth above for a Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

A Fund may purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”), that requires the Funds to establish a liquidity risk management program by June

1, 2018. On or about June 1, 2019, in connection with the implementation of Liquidity Rule, the term “illiquid security” will be defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.  If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

The impact the Liquidity Rule will have on the Funds is not yet fully known, but the Liquidity Rule could impact a Fund’s performance and its ability to achieve its investment objective.

Impact of Large Redemptions and Purchases of Fund Shares.  From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio.  In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

Impact of Sub-Prime Mortgage Market.  The Funds may invest in mortgage-backed, asset-backed and other fixed income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Loans.  Loans include floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  A Fund acquires Loans from lenders such as banks (see “Bank Loans” above), insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are securities rated BB/Ba or lower by S&P, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Market Events Risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  The Federal Reserve has since terminated certain of its market support activities.  The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Money Market Instruments.  Each Fund may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase.  Money market instruments may include the following types of instruments:

•                                          obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                                          obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                                          obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                                          asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                                          repurchase agreements;

•                                          bank or savings and loan obligations;

•                                          commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                                          bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                                          high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•                                          extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                                          unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Prices and yields on municipal bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.  Federal tax laws limit the types and amounts of tax-exempt municipal bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt municipal securities. Further proposals limiting the issuance of tax-exempt municipal securities may well be introduced in the future. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

A Fund may invest in certain tax-exempt municipal bonds. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Private Activity Bonds.  Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds.  Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Hospital and Health Care Facility Bonds.  The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds.  Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.

Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds.  The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Adviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds.  Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds.  The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Mortgage-Backed Bonds.  Each Fund’s investments in municipal obligations may include mortgage-backed municipal bonds, which are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. A Fund’s interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

Auction Rate Securities. Auction rate municipal securities are tax-exempt debt securities with coupons based on a rate set via a “Dutch” auction. The auction is held at regularly scheduled intervals as set forth in the indenture for a security. The auction sets the coupon rate, and investors may submit bids to buy, sell or hold securities in the auction.  Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value. The coupon is reset via an auction in which bids are made by broker-dealers and other institutions on behalf of their investors for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest rate that covers all securities available for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In the event an auction fails, the interest rate is set by a formula set forth in the indenture for a security. In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time.  Failed auctions may adversely affect the liquidity and price of auction rate securities.  Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities.  Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. The Funds may purchase auction rate securities at par in situations where the auction mechanism is functioning normally, but generally will purchase them at a discount where the auctions have failed.  In the latter case, the Funds could realize a gain if successful auctions resume at a later date or the issuer calls the security or tenders for the security rather than pay the rate required due to the failed auction.  The Funds may treat an auction rate security as illiquid if it is or becomes subject to prices established as a result of a failed auction if reliable prices are not available.  The Funds will use the time remaining until the next scheduled auction date for the purpose of determining the auction rate securities’ duration.  In addition to liquidity and interest rate risk, the Funds’ investments in auction rate securities are subject to credit and market risk, as described in the Funds’ Prospectus.  See “Additional Information about Investments, Investment Techniques and Risks.”

Municipal Leases.  Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Municipal Notes.  There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper.  Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Tax Risk.  The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk.  Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk.  Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk.  The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity Risk.  In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Additional Risk Considerations. The U.S. federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before the Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Fund’s holdings would be affected and the Board of Trustees would reevaluate the Fund’s investment objective and policies.

Operational Risk.  The Adviser and Funds’ service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect a Fund’s ability to calculate its net asset values in a timely manner, including over a potentially extended period. Although service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Adviser or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Private Placements and Other Restricted Securities Risk.  Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Put Bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

Restricted Securities.  Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities include securities that are privately placed (including private investments in public equity (PIPE) transactions), securities that are not registered under the Securities Act but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the Securities Act, the requirements of Regulation S under the Securities Act, sold pursuant to Section 4(a)(2) of the Securities Act, or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(a)(1) and 4(a)(2) of the Securities Act, as applicable.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Restricted securities are often illiquid, and in such case would be subject to a Fund’s limitations on illiquid securities.  Restricted securities may also be deemed liquid pursuant to procedures adopted by the Board where the Adviser has determined such securities to be liquid because such securities are eligible for resale and are readily saleable.  Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Rights Issues and Warrants.  Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. A Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Securities Backed by Guarantees.  Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Securities Lending.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-

U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, a Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of directors/trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%.  Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral.  These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund.   The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if the Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.

The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded OTC. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Temporary Investments.  Generally each Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; and (7) high quality debt securities without equity features.  Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

Tender Option Bonds.  Each of the Funds may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After a payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a Fund, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the NAV of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Government National Mortgage Association Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery.  A Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected by its commitments to purchase “when-issued” securities.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When a Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero Coupon, Discount and Payment-In-Kind Securities.  A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since a Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

The table below shows the Funds’ portfolio turnover rates for the fiscal years ended October 31, 2018 and 2017.

Fund	2018		2017
Intermediate Municipal Income Fund	[ ]	%	16.25%
Short Duration High Yield Municipal Fund*	[ ]	%	151%
Ultra Short Municipal Income Fund**	[ ]	%	214%

* The 2017 portfolio turnover rate is the portfolio turnover rate of the Alpine High Yield Managed Duration Municipal Fund, and the 2018 portfolio turnover rate for the period November 1, 2017 through May 4, 2018 is the rate of the Alpine High Yield Managed Duration Municipal Fund.

** The 2017 portfolio turnover rate is the portfolio turnover rate of the Alpine Ultra Short Municipal Income Fund, and the 2018 portfolio turnover rate for the period November 1, 2017 through May 4, 2018 is the rate of the Alpine Ultra Short Municipal Income Fund.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Intermediate Municipal Income Fund:

•                  May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance. This limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

•                  May not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, the Fund will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the statement defining separate industries contained in the policy, the Fund may elect to consider certain of such industries as part of the same industry to be consistent with a third party industry classification system (e.g., GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance.

Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund

•                  With respect to 75% of its total assets, each of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of each Fund’s total assets would be invested in the securities of any one issuer, or each Fund would own more than 10% of the voting securities of any one issuer;

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

•                  May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry; and further provided that, notwithstanding any other fundamental investment policy or limitation, each Fund may invest all of its investable assets in a single open-end management investment company that has the same investment objective and substantially the same investment policies as the Fund;

•                  May not issue senior securities as defined by the 1940 Act, or borrow money, except that each Fund may borrow from banks for temporary, extraordinary or emergency purposes (but not for investment for Ultra Short Municipal Income Fund) in an amount up to one-third of the value of each Fund’s respective total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements;

•                  The Ultra Short Municipal Income Fund may not purchase or sell commodities or commodity contracts, and may not purchase or sell real estate or interests in real estate (including limited partnership interests), except that the Fund, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and may purchase and sell securities secured by real estate or interests therein; the Short Duration High Yield Municipal Fund may purchase or sell commodities or contracts related to commodities and real estate to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

Because most swaps are now considered interests under the Commodity Exchange Act of 1936 and related rules, each Fund’s fundamental investment restriction related to investing in commodity interests is being interpreted to permit each Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

•                  The Short Duration High Yield Municipal Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, each Fund may be deemed to be an underwriter under the 1933 Act; the Ultra Short Municipal Income Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, the Fund may be deemed to be an underwriter under the 1933 Act;

•                  May not make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements;

•                  May not make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and

•                  May not pledge, hypothecate, mortgage or otherwise encumber each Fund’s assets, except as may be necessary to secure permitted borrowings. Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.

For purposes of its policies and limitations, each of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”  For the purposes of determining compliance with the Funds’ policies on concentrating in any one industry, each Fund will endeavor to consider the concentration policy of underlying investment companies when determining a Fund’s compliance with its concentration policy.

The Following are the Non-Fundamental Operating Policies, Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval

Intermediate Municipal Income Fund

As a matter of non-fundamental policy, the Intermediate Municipal Income Fund will not:

•                  sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

•                  purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin;

•                  purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid;

•                  pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating; or

•                  purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Ultra Short Municipal Income Fund

As a matter of non-fundamental policy, the Ultra Short Municipal Income Fund will not:

•                  invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

For the avoidance of doubt, the policy above prohibiting investing in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs does not prohibit investments in securities of companies that deal in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

With respect to all Funds:

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement.  However, should a change in NAV or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5%

of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the ends of the first and third quarters of the Funds’ fiscal year and on Form N-CSR after the ends of the second and fourth quarters of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                          A Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

•                          The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release on an as needed basis.  The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Asset Management Inc.); independent registered public accounting firm ([   ]); custodian, fund accountant, sub-administrator (State Street Bank and Trust Company); transfer agent (DST Asset Manager Solutions); securities lending agent to the Funds and provider of certain middle- and back-office services to the Adviser (BNP Paribas Security Services); legal counsel (Willkie Farr & Gallagher LLP); legal counsel to the independent Trustees (Drinker Biddle & Reath LLP); financial printers (Merrill Corporation and RR Donnelley) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***

P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board

Mr. Malone is, by profession, a solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 2001. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Income Credit Strategies Fund. He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014 and director of US company Rejuvenan llc (wellbeing services) until September 2017.

			[22]	None.

Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011

Mr. Miles is, and has been for over ten years, Chair of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chair of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.

			[21]	None.

Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016

Mr. Porter has been the Chief Financial Officer of The Colorado Health Foundation since 2013. Previously, he was the Interim Chief Executive Officer of the Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.

			[20]	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	[23]

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007

Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.

			[21]	None.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007

Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.

			[18]	None.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(“INTERESTED TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***

Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert is Chief Executive of Standard Life Aberdeen plc. Mr. Gilbert, along with Keith Skeoch, became Co-Chief Executive of Standard Life Aberdeen plc, the leading global investment company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Both have responsibility for overseeing £670 billion of assets under administration. Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983. He was a Director (1991 - 2014) of Aberdeen Asset Management Asia Limited and a Director (2000 - 2014) of Aberdeen Asset Management Limited. He was a Director (1995 - 2014) and was President (September 2006 - 2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.

			[22]	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**

The Aberdeen Fund Complex consists of the Trust which currently consists of [   ] portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund and Aberdeen Investment Funds, which currently consists of 4 portfolios.

***

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chief Executive of Americas. He is a member of the Aberdeen Standard Management Executive Committee. He is also an active member of the Aberdeen Charitable Foundation Board which aims to provide a positive economic and social benefit in the communities in which Aberdeen employees live and work. Bev has thirty years of experience in the asset management industry having joined Aberdeen at its headquarters in Scotland in 1987 where he set up Aberdeen’s mutual fund business. Bev moved to the United States in 1995 to establish Aberdeen’s business in the Americas based out of Fort Lauderdale where the firm’s initial focus was Latin America. Following a series of acquisitions Aberdeen relocated its US headquarters to Philadelphia where Bev is now based and he is also responsible for Aberdeen Standard’s operations in New York, Stamford, Boston, Miami, Toronto and Sao Paulo.

Bev graduated with an MA in Economics from the University of Aberdeen. He is a member of the Institute of Chartered Accountants of Scotland (ICAS) and began his career with Deloitte.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)

Currently, Director, Vice President, Head of International Compliance and Head of Compliance — Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010 as Head of Compliance - Americas, with responsibility for the Advisor, Funds, and Broker-Dealer Compliance Programs. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President — Compliance (Since March 2017)

Currently, Vice President, Deputy Head of Compliance — Americas & U.S. Counsel for Aberdeen Asset Management Inc. In this capacity, Mr. Andolina takes a lead role in the management and implementation of the U.S. Compliance Program and supports the group globally on SEC-related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Mr. Andolina was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009) and is responsible for the accounting and administration oversight for the US open-end funds, closed-end funds and private placement vehicles. Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. Ms. Melia’s service with Princeton Administrators LLC began in 1992, where she held various accounting positions..

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management for Aberdeen Asset Management Inc.,overseeing Product Management for Aberdeen’s registered investment companies in the US and Canada.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Head of Product — Americas, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, Head of Asian Fixed Income. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal - Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments, Asia. He was formerly a main board director and Head of Investments for Aberdeen Asset Management. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Ben Moser** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: [ ]	Vice President (Since September 2018)	[ ]

Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)

Currently, Senior Fund Administration Manager — U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)

Currently, Deputy Head of Fund Administration — U.S. for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

Andrew Kim** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. He joined Aberdeen in August 2013. Prior to Aberdeen, he worked at Weil, Gotshal & Manges LLP as a litigation paralegal.

Stephen Varga** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1985	Assistant Secretary (Since March 2017)

Currently, Product Manager for Aberdeen Asset Management Inc. Mr. Varga joined Aberdeen in 2011, where he worked for the U.S. Operations Team. He joined the Product Management team in June of 2013. Previously, he worked at SEI Investments as a Senior Fund Accountant.

*           Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**          Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. Andolina, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Moser, Mr. Olsen, Mr. O’Neill, Mr. Kim and Mr. Varga hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund and Aberdeen Investment Funds (consisting of 4 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, subadvisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts;  Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; Mr. Rappaport, financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; and Mr. Smith, experience as managing editor and director of a financial publications firm.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of six Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit and Valuation Committee is comprised of Messrs. Malone, Miles, Porter, Rappaport, Sacks and Smith.  Mr. Porter serves as Chair of the Audit and Valuation Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit and Valuation Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditor their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditor regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit and Valuation Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.  The independent auditor is ultimately accountable to the Board and the Audit and Valuation Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

In addition, the purpose of the Audit and Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Audit and Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Audit and Valuation Committee met 4 times during the fiscal year ended October 31, 2018.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, Sacks and Smith.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; and (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met 3 times during the fiscal year ended October 31, 2018.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ subadvisers, if any, and other service providers in connection with the services they provide to the Funds. Each of the Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of Aberdeen Funds

As of December 31, 2018, the Trustees held shares of the Funds as indicated below.

INDEPENDENT TRUSTEES

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
P. Gerald Malone	[ ]	[ ]
Neville J. Miles	[ ]	[ ]
Rahn K. Porter	[ ]	[ ]
Steven N. Rappaport	[ ]	[ ]
Peter D. Sacks	[ ]	[ ]
Warren C. Smith	[ ]	[ ]

INTERESTED TRUSTEES

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	[ ]	[ ]

*                  As of December 31, 2018, the Family of Investment Companies consisted of the Trust, which contained [   ] portfolios and Aberdeen Investment Funds, which contained 4 portfolios; however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies.  Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2018.

As of January 31, 2019, the Officers and Trustees, as a group, owned of record and beneficially [less than 1%] of each Fund’s shares.

Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2018.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	[ ]	None	None	[ ]
Rahn K. Porter	[ ]	None	None	[ ]
Steven N. Rappaport	[ ]	None	None	[ ]
Peter D. Sacks	[ ]	None	None	[ ]
Neville J. Miles	[ ]	None	None	[ ]
Warren C. Smith	[ ]	None	None	[ ]

INTERESTED TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	None	None	None	None

* As of October 31, 2018, the Aberdeen Fund Complex consisted of the Trust, which contained [  ] portfolios, as well as

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund and Aberdeen Investment Funds, which contained 4 portfolios.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A or Class A1 shares may be sold at NAV without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See “Waiver of Class A and Class A 1 Sales Charges” for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust, the Adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds.  The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and subadvisers, as applicable. The Adviser and subadvisers have adopted proxy voting policies and procedures, which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Adviser will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser and subadvisers will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of the Adviser’s and subadvisers’ proxy voting policies and procedures attached hereto as Appendix C.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Aberdeen, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ NAVs; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.

The Adviser is wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”).  Aberdeen PLC, its affiliates and subsidiaries are referred to herein as the “Aberdeen Group”.  As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $[   ] billion in assets as of December 31, 2018.  Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and have a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of the Adviser.  No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is indirectly owned by Standard Life Aberdeen plc.  Martin Gilbert, Trustee of the Trust, is the Co-Chief Executive Officer of Standard Life Aberdeen plc.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Asset	Investment Advisory Fee
Aberdeen Intermediate Municipal Income Fund	$0 up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	$1 billion and more	0.355%
Aberdeen Short Duration High Yield Municipal Fund	$0 up to $250 million	0.65%
	$250 million and more	0.60%
Aberdeen Ultra Short Municipal Income Fund	$0 up to $2.5 billion	0.50%
	$2.5 billion and more	0.45%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds.  In this regard, Aberdeen has entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each Class of each such Fund to the limits described below.  With respect to the Intermediate Municipal Income Fund, this limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses.  With respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses.  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

AAMI has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses for the Intermediate Municipal Income Fund as shown in the table.  AAMI has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses for Class A Shares and Institutional Class Shares for the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund as shown in the table.

Name of Fund/Class	Expense Limitation
Aberdeen Intermediate Municipal Income Fund	[0.50]	%*
Aberdeen Short Duration High Yield Municipal Fund
Institutional Class	[0.65]	%**
Class A	[0.90]	%**
Aberdeen Ultra Short Municipal Income Fund
Institutional Class	[0.45]	%**
Class A	[0.70]	%**

* The Expense Limitation is effective as of February 28, 2019 and may not be terminated before February 29, 2020, without the approval of the Independent Trustees.

** The Expense Limitation is effective as of the closing date of the reorganization of each Alpine Fund (as defined below) into the relevant Fund, which was the close of business May 4, 2018, and may not be terminated without the approval of the Independent Trustees before the end of the two year period following the closing date of such reorganization, or May 4, 2020.

The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Predecessor Adviser

As explained in the “General Information” section of this SAI, the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund acquired the assets and liabilities of the Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund (each an “Alpine Fund” and together, the “Alpine Funds”), respectively, through a reorganization.  Prior to the reorganization, investment advisory services for the Alpine Funds were provided by their investment adviser (the “Alpine Adviser”), which is not affiliated with the Adviser. The Alpine Funds were obligated to pay the Alpine Adviser a monthly fee based on average daily net assets of the relevant Alpine Fund.  The contractual advisory fees paid by each Alpine Fund to the Alpine Adviser are shown in the following schedule:

Fund	Assets	Investment Advisory Fee

Alpine High Yield Managed Duration Municipal Fund	$0 up to $250 million	0.65%
	Over $250 million	0.60%
Alpine Ultra Short Municipal Income Fund	$0 up to $2.5 billion	0.50%
	$2.5 billion and more	0.45%

Investment Advisory Fees

The table below shows the investment advisory fees paid by each Fund and the fees waived, if any, by the Adviser for the fiscal years ended October 31, 2018, 2017 and 2016.  Advisory fee information for the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund for periods prior to May 4, 2018 reflects fees paid by the Alpine Fund to the Alpine Adviser and fees waived by the Alpine Adviser.

	Year Ended October 31, 2018			Year Ended October 31, 2017			Year Ended October 31, 2016
Fund	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived
Intermediate Municipal Income Fund	[ ]	[ ]	[ ]	$364,404	$143,650	$0	$396,016	$136,796	$0
Short Duration High Yield Municipal Fund(1)	[ ]	[ ]	[ ]	$1,302,450	$381,767	$0	$759,453	$216,236	$0
Ultra Short Municipal Income Fund	[ ]	[ ]	[ ]	$5,399,477	$2,342,579	$0	$6,125,581	$3,156,071	$0

Approval of the Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement of the Intermediate Municipal Income Fund is available in the Funds’ Annual Reports to Shareholders for the period ended October 31, 2018, and a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Short Duration High Yield Municipal and Ultra Short Municipal Income Fund is available in the Funds’ semi-annual Report to Shareholders for the period ended April 30, 2018.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval.  If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser.  The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers.  The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions.  Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Funds will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Funds.

Portfolio Managers

Appendix A contains the following information regarding the portfolio managers identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2018, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Edward Grant	Intermediate Municipal Income Fund	[ ]
	Short Duration High Yield Municipal Fund	[ ]
	Ultra Short Municipal Income Fund	[ ]

Jonathan Mondillo	Intermediate Municipal Income Fund	[ ]
	Short Duration High Yield Municipal Fund	[ ]
	Ultra Short Municipal Income Fund	[ ]
Lesya Paisley	Intermediate Municipal Income Fund	[ ]
	Short Duration High Yield Municipal Fund	[ ]
	Ultra Short Municipal Income Fund	[ ]
Mark Taylor	Intermediate Municipal Income Fund	[ ]
	Short Duration High Yield Municipal Fund	[ ]
	Ultra Short Municipal Income Fund	[ ]

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD will act as principal underwriter for the Trust’s shares.  The principal business address of AFD is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds’ Adviser.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A and Class A1 shares).

The distributor reallows to Financial Industry Regulatory Authority registered dealers: 2.50% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and 0.50% of sales charges on Class A shares of the Ultra Short Municipal Income Fund; 0.25% of sales charges on Class A1 of the Ultra Short Municipal Income Fund; and 1.00% on Class C shares of the Intermediate Municipal Income Fund.

Predecessor Distributor

As explained in the “General Information” section of this SAI, the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund acquired the assets and liabilities of the Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short

Municipal Income Fund, respectively, through a reorganization.  Prior to the reorganization, the Alpine Funds had a different distributor (the “Alpine Distributor”) that is not affiliated with AFD or the Adviser.

Distributor Fees

Intermediate Municipal Income Fund

The information presented below for the fiscal years ended October 31, 2018, 2017 and 2016 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Fund, all of which is retained by AFD.

Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
[ ]	409	2,579

AFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares) of the Intermediate Municipal Income Fund.  The tables below reflect contingent deferred sales charges paid to AFD on redemptions of the Fund’s shares for the fiscal year ended October 31, 2018.

Fund	Year Ended October 31, 2018
Intermediate Municipal Income Fund	[ ]

Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund

The information presented below for the period after May 4, 2018 to October 31, 2018 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Fund, all of which is retained by AFD.

Fund	Period after May 4, 2018 to October 31, 2018
Short Duration High Yield Municipal Fund	[ ]
Ultra Short Municipal Income Fund	[ ]

As of the period from November 1, 2017 to May 4, 2018 and the fiscal years ended October 31, 2017 and 2016, the Alpine Distributor received the following sales charges from investors on sales of each Alpine Fund’s Class A shares:

Fund	Period	Gross Sales Charges Collected		Underwriting Commissions retained by Alpine Distributor
Short Duration High Yield Municipal Fund	Period from November 1, 2017 to May 4, 2018	$	[ ]	$	[ ]
	Year Ended October 31, 2017		$60,438		$2,618
	Year Ended October 31, 2016		$127,300		$8,438
Ultra Short Municipal Income Fund	Period from November 1, 2017 to May 4, 2018	$	[ ]	$	[ ]
	Year Ended October 31, 2017		$3,021	-$	42
	Year Ended October 31, 2016		$31,357	-$	120

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);

•                  0.25% of the average daily net assets of Class A1 shares of each applicable Fund (distribution or service fees);

•                  1.00% of the average daily net assets of Class C shares of each applicable Fund (0.25% service fees);

•                  0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which may be a distribution fee and 0.25% of which may be a service fee); and

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Independent Trustees.  The Plan was approved for the Funds by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Predecessor Distribution Plan

The Alpine Funds adopted a distribution plan (the “Predecessor Distribution Plan”) under Rule 12b-1 of the 1940 Act with respect to Class A shares.  The Predecessor Distribution Plan permitted the Alpine Funds to compensate the Predecessor Distributor for expenses associated with the distribution of Class A shares of the Alpine Funds.  Although actual distribution expenses may have been more or less, under the Predecessor Distribution Plan the Alpine Funds paid the Alpine Distributor an annual fee not to exceed 0.25% of the average daily net assets of Class A shares of the Alpine Funds.

Distribution Plan Fees

During the fiscal year ended October 31, 2018, AFD earned the following distribution fees under the Plan for the Funds:

Fund	Class A	Class C	Class R
Intermediate Municipal Income Fund	[ ]	[ ]	[ ]
Short Duration High Yield Municipal Fund(1)	[ ]	N/A	N/A
Ultra Short Municipal Income Fund(1)	[ ]	N/A	N/A

(1) Period after May 4, 2018 to October 31, 2018.

The table below reflects the distribution fees paid to the Alpine Distributor for services provided under the Predecessor Distribution Plan for the fiscal period from November 1, 2017 to May 4, 2018.

Class A	Period November 1, 2017 to May 4, 2018
Short Duration High Yield Municipal Fund	$	[ ]
Ultra Short Municipal Income Fund	$	[ ]

For the fiscal year ended October 31, 2018, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Funds:

Fund	Advertising	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
Intermediate Municipal Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]
Short Duration High Yield Municipal Fund(2)	[ ]	[ ]	[ ]	[ ]	[ ]
Ultra Short Municipal Income Fund(2)	[ ]	[ ]	[ ]	[ ]	[ ]

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

(2) Period after May 4, 2018 to October 31, 2018.

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Sub-transfer agency fees may be in addition to the Rule 12b-1 fees described in the Funds’ Prospectus. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services. The Funds may pay and/or reimburse sub-transfer agency fees on an average-net-assets basis or on a per-account-per-year basis for services to the Funds and its shareholders, including on certain non-omnibus accounts. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

Class A, Class A1, Class R and Institutional Service Class shares of the Fund(s) pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees.  Under the terms of the Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class A1, Class R and Institutional Service Class shares of the Fund(s) (as applicable).  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the contracted servicing agent for the Funds has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the servicing agent with whom the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% for Class A, Class A1, Class R and Institutional Service Class shares of the average daily net assets of the Class A, A1, R or Institutional Service Class shares of each Fund (as applicable) (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, [2020], a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis).

For the fiscal year ended October 31, 2018, the following administrative services fees were paid from the Funds:

Fund	Class A	Class R	Institutional Service Class
Intermediate Municipal Income Fund	$1,122	$0	$10
Short Duration High Yield Municipal Fund(1)	[ ]	N/A	N/A
Ultra Short Municipal Income Fund(1)	[ ]	N/A	N/A

(1) The administrative fees were paid from May 4, 2018 to October 31, 2018.

Class C and Institutional Class shares may also pay for sub-transfer agency services directly and not pursuant to an Administrative Services Plan.

Fund Administration

Under the terms of a Fund Administration Agreement, AAMI provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  AAMI is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to AAMI, as set forth directly below, for the provision of services to the Funds.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

Fund Asset Level	Aggregate Fee as a Percentage of Fund Net Assets

All Assets	0.08%

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust (excluding those funds for which AAMI does not serve as administrator) multiplied by $25,000.

Predecessor Fund Administrator

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, acted as each Alpine Fund’s administrator, fund accountant and custodian and assisted in the supervision of all aspects of the operations of the Alpine Funds (except those performed by the Alpine Adviser); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of trustees and shareholders of the Alpine Funds.

Fund Administration Fees

During the fiscal years ended October 31, 2018, 2017 and 2016, the Funds or the Alpine Funds, as the case may be, paid fund administration fees as indicated in the table below.  The fiscal year ended October 31, 2018 is divided into two time periods in the table below with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund: November

1, 2017 to May 4, 2018 reflects fund administration fees paid to State Street by the Alpine Funds, respectively; and after May 4, 2018 to October 31, 2018 reflects fund administration fees paid to AAMI by the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund.  For the fiscal years ended October 31, 2017 and 2016 the table reflects fund administration fees paid to State Street by the Alpine Funds.

Fund	Period after May 4, 2018 to October 31, 2018		Period November 1, 2017 to May 4, 2018		Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Intermediate Municipal Income Fund	—		—		$ [ ]	$68,594	$74,544
Short Duration High Yield Municipal Fund	$	[ ]	$	[ ]	—	$12,271	$11,030
Ultra Short Municipal Income Fund	$	[ ]	$	[ ]	—	$68,594	$74,544

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services Inc., now named DST Asset Manager Solutions (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Funds.  Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Funds.  For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Securities Lending Activity

Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Funds, BNP Paribas acting through its New York branch (“BNP”), acts as securities lending agent for the Funds. During the most recent fiscal year ended October 31, 2018, the services provided to the Funds by BNP pursuant to the agreement primarily included the following:

(1)         selecting borrowers from an approved list of borrowers;

(2)         negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;

(3)         monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

(4)         investing cash collateral received in connection with any loaned securities;

(5)         arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Funds;

(6)         maintaining separate records for securities loaned;

(7)         in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and

(8)         terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.

The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund for the fiscal year ended October 31, 2018.

[   ]

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.  Drinker, Biddle & Reath LLP, One Logan Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

[   ] serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible).  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers (if applicable) have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or a subadviser (if applicable).  SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions.  Effective with the implementation of MiFID II, the Aberdeen Group will absorb all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser (if applicable) or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser (if applicable) believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the Adviser and the subadvisers (if applicable) to seek best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser and the subadvisers (if applicable) in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser and the subadvisers (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “General Information about the Funds’ Portfolio Instruments and Investment Policies — Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX.  FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, subadvisers (if applicable) or third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or subadvisers or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds, the Adviser and the subadvisers (if applicable) have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser and each subadviser (if applicable) may cause a Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or subadviser’s (if applicable) obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a subadviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers (if applicable) do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Funds nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers.

For the fiscal years ended October 31, 2018, 2017 and 2016, purchase and sale transactions by the Short Duration High Yield Municipal Fund, Ultra Short Municipal Income Fund and the Alpine Funds did not involve brokerage commissions.  During the fiscal years ended October 31, 2018, 2017 and 2016, the following brokerage commissions were paid by the Intermediate Municipal Income Fund:

	Year ended October 31,
Fund	2018*	2017*	2016*
Intermediate Municipal Income Fund	[ ]	4,847	0

* Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, primarily, cash flows into and out of the Fund.

During the fiscal year ended October 31, 2018, [the Funds did not hold any investments in securities of their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act)].

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Shares of the Funds have not been registered for sale outside of the United States and its territories. However, the Funds may accept investments from non-U.S. affiliates of the Adviser.

Class A and Class A1 Sales Charges

The charts below show the Class A and Class A1 sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 or more	None	None	None

Class A and Class A1 Shares of the Ultra Short Municipal Income Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $250,000	0.50%	0.50%	0.50%
$250,000 or more	None	None	None

                Using the NAV per share as of October 31, 2018, the maximum offering price of each Fund’s Class A or Class A1 shares would be as follows:

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Intermediate Municipal Income Fund	[ ]	2.50%	$	[ ]
Short Duration High Yield Municipal Fund	[ ]	2.50%	$	[ ]
Ultra Short Municipal Income Fund	[ ]	0.50%	$	[ ]

Waiver of Class A and Class A1 Sales Charges

You may qualify for a reduced Class A and Class A1 sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A and Class A1 sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other financial intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your financial intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A and Class A1 shares may be waived for shares sold to financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain waivers and fee reductions may be available to customers of certain financial intermediaries, as described under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

The sales charge applicable to Class A and Class A1 shares may be waived for the following purchases:

1)             shares sold to other registered investment companies affiliated with Aberdeen;

2)             shares sold to:

a)             any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans.

(Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

c)              any life insurance company separate account registered as a unit investment trust;

d)             Trustees and retired Trustees of the Trust;

e)              directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)               directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

g)              any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the distributor;

h)             investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

i)                 financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Reduction of Sales Charges

Reduction of Class A and Class A1 Sales Charges

Shareholders can reduce or eliminate Class A and Class A1 shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A, Class A1 and Class C investments in the Aberdeen Funds and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Aberdeen Funds Class A and Class A1 purchase, possibly reducing the sales charge.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class A1 shares that you buy within 30 days of selling Class A and Class A1 shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (at least $100,000 in Class A shares of Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and $250,000 in Class A or Class A1 shares of the Ultra Short Municipal Income Fund) and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class A, Class A1 and Class C Shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A and Class A1 Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A and Class A1 shares of the Funds of $250,000 or more.  An investor may purchase $250,000 or more of Class A or Class A1 shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A or Class A1 shares without a sales charge, the investor will pay a CDSC (on all Funds) if he or she redeems such Class A or Class A1 shares within 12 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A and Class A1 shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A and Class A1 CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A or Class A1 CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

Amount of Purchase
$250,000 up to $4 million	$4 million up to $25 million	$25 million or more
0.75%	0.50%	0.25%

Class A1 Shares of the Ultra Short Municipal Income Fund

Amount of Purchase
$250,000 or more
0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares; however, the CDSC shall not apply to redemptions of Class C shares that were purchased through a financial intermediary that was not paid a commission by the Fund’s distributor or Adviser at the time of purchase.  The distributor or the Fund’s Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Fund. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser may also pay and/or reimburse sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. Sub-transfer agency expenses generally include, but are not limited to, costs associated with recordkeeping, networking or other administrative services.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; one-time ticket charges or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(a) plans, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Fund’s distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund’s through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of the Fund, one of these other classes may be more appropriate than Class R shares.  Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at NAV or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

Generally, a Fund will pay you for shares that redeem one day after your redemption request is received, however, a Fund may take three days in certain circumstances. A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated and unaffiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) the redemption check is made payable to anyone other than the registered shareholder; (2) the redemption proceeds are mailed to an address other than the address of record; (3) your account address has changed within the past 15 calendar days; (4) the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; (5) the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days; or (6) ownership is being changed on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account), which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

Listed below are certain cases in which the Funds have elected, in their discretion, not to assess the Minimum Balance Fee.  These exceptions are subject to change:

•                  Accounts of shareholders that are held by intermediaries under the NSCC Fund/SERV system in Networking Level 0 (Trust) and Level 3 accounts;

•                  Individual Retirement Accounts;

•                  Retirement Plans including but not limited to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans; and

•                  Coverdell Educational Savings Accounts

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed.  Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees.  If there are no current day bids, the security is valued at the previously applied bid.  Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Funds’ Board of Trustees.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

SYSTEMATIC INVESTMENT STRATEGIES

Depending on the policies and procedures of your financial intermediary, some or all of the systematic investment strategies described below may not be available to you. Please contact your financial intermediary for more information.

Automatic Investment Plan - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.  Once you have opened an account with at least $1,000, you can contribute to an Automatic Investment Plan for as little as $50 a month in a Fund.

Systematic Exchange Plan and Dividend Moves - This plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan (“SWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231. However, the following privileges may not be permitted by the policies and procedures of a financial intermediary through which you may purchase shares of the Funds. Please contact your financial intermediary for more information.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege – With respect to other Classes of the Funds, the exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made among any of the funds of the Trust within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 12 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.

If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write by regular mail to Aberdeen Funds, P.O. Box 219534, Kansas City MO 64121-9534 or by overnight mail to Aberdeen Funds c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 02021or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe,”  “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/usretail/, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on the Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not available with the Intermediate Municipal Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectus - An updated prospectus will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following [  ] series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen Asia Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen China Opportunities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Diversified Alternatives Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Diversified Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Dynamic Allocation Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Dynamic Dividend Fund	Class A, Institutional Class
Aberdeen Emerging Markets Debt Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Focused U.S. Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Infrastructure Fund	Class A, Institutional Class
Aberdeen Global Unconstrained Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Income Builder Fund	Class A, Institutional Class
Aberdeen Intermediate Municipal Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen International Equity Fund	Class A, Class C, Class R, Institutional

FUND	SHARE CLASS
Service Class, Institutional Class
Aberdeen International Real Estate Equity Fund	Class A, Institutional Class
Aberdeen International Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Japanese Equities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Realty Income & Growth Fund	Class A, Institutional Class
Aberdeen Short Duration High Yield Municipal Fund	Class A, Institutional Class
Aberdeen Ultra Short Municipal Income Fund	Class A, Class A1, Institutional Class
Aberdeen U.S. Mid Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Multi-Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Small Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS

The information discussed in this section applies generally to all of the Funds that are described in this SAI.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Exempt-Interest Dividends

By meeting certain requirements of the Code, each Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.  Derivatives on municipal securities generally produce taxable income or taxable loss, with certain exceptions.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  A Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax.  From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.

As a result of entering into swap contracts, a Fund may make or receive net periodic payments. A Fund may also make or receive a net periodic payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received by a Fund will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments paid by a Fund that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.  Loss carryforwards stemming from pre-2011 taxable years are subject to an eight-year expiration.  In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

As of October 31, 2018, for U.S. federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Fund	Amount		Expires
Intermediate Municipal Income Fund	$	[ ]	[ ]
Short Duration High Yield Municipal Fund	$	[ ]	[ ]
Ultra Short Municipal Income Fund	$	[ ]	[ ]

Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, a Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii) a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii) a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Redemption at a Loss Within Six Months of Purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis — Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules.

These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  The Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.  In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Backup Withholding

By law, each Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Exempt-interest dividends.   In general, exempt-interest dividends reported by the fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital gain dividends. In general, a capital gain dividend reported by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding.  A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Tax reform legislation commonly known as the Tax Cuts and Jobs Act was enacted on December 22, 2017.  The act makes significant changes to the U.S. federal income tax rules for individuals and corporations. The application of certain provisions of the act is uncertain, and the changes in the act may have indirect effects on a Fund, its investments and its shareholders that cannot be predicted. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “Additional General Tax Information for the Funds” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

MAJOR SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.  As of January 31, 2019, the following shareholders were shown in the Trust’s records as owning more than 25% of each Fund’s shares.  The Trust does not know of any other person who owns beneficially more than 25% of each Fund’s shares except as set forth below.

[   ]

As of January 31, 2019, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of each Fund’s shares.  The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of each Fund’s shares except as set forth below.

[   ]

FINANCIAL STATEMENTS

[   ] is the Funds’ independent registered public accounting firm.  [   ] audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2018, as set forth in the Funds’ annual report to shareholders, including the report of [   ], are incorporated by reference into this SAI.  No other parts of the annual report are incorporated by reference herein. A copy of the annual reports may be obtained upon request and without charge by writing to Aberdeen Funds c/o DST Asset Manager Solutions, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) (“ASIAL”) (collectively referred to as “Aberdeen”)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Aberdeen Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or, after August 14, 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the Aberdeen Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2018)
Edward Grant Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund	Registered Investment Companies: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets
Jonathan Mondillo Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund	Registered Investment Companies: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets
Lesya Paisley Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund	Registered Investment Companies: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets
Mark Taylor Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund	Registered Investment Companies: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Managers Limited and Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited)

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of

Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

APPENDIX B – DEBT RATINGS

S&P GLOBAL RATINGS DEBT RATINGS

A.                                    Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.                                      Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•                  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•                  The nature and provisions of the financial obligation, and the promise we impute; and

•                  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.                                      Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR - An issuer designated ‘NR’ is not rated.

B.                                    Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Issuers assessed Aaa are judged to have the highest intrinsic, or standalone, financial strength, and thus subject to the lowest level of credit risk absent any possibility of extraordinary support from an affiliate or a government.

Aa - Issuers assessed Aa are judged to have high intrinsic, or standalone, financial strength, and thus subject to very low credit risk absent any possibility of extraordinary support from an affiliate or a government.

A - Issuers assessed A are judged to have upper-medium-grade intrinsic, or standalone, financial strength, and thus subject to low credit risk absent any possibility of extraordinary support from an affiliate or a government.

Baa - Issuers assessed Baa are judged to have medium-grade intrinsic, or standalone, financial strength, and thus subject to moderate credit risk and, as such, may possess certain speculative credit elements absent any possibility of extraordinary support from an affiliate or a government.

Ba - Issuers assessed Ba are judged to have speculative intrinsic, or standalone, financial strength, and are subject to substantial credit risk absent any possibility of extraordinary support from an affiliate or a government.

B - Issuers assessed B are judged to have speculative intrinsic, or standalone, financial strength, and are subject to high credit risk absent any possibility of extraordinary support from an affiliate or a government.

Caa - Issuers assessed Caa are judged to have speculative intrinsic, or standalone, financial strength, and are subject to very high credit risk absent any possibility of extraordinary support from an affiliate or a government.

Ca - Issuers assessed Ca have highly speculative intrinsic, or standalone, financial strength, and are likely to be either in, or very near, default, with some prospect for recovery of principal and interest; or, these issuers have avoided default or are expected to avoid default through the provision of extraordinary support from an affiliate or a government.

C - Issuers assessed C are typically in default, with little prospect for recovery of principal or interest; or, these issuers are benefiting from a government or affiliate support but are likely to be liquidated over time; without support there would be little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may,

nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.3 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of June 1, 2017

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the Aberdeen Advisers investment managers and are based on their knowledge of the company and discussions with management — Aberdeen Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

For cases involving potential conflicts of interest, Aberdeen Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple — to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen

C-1

by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group.

C-2

PART C: OTHER INFORMATION

Item 28.                                                  Exhibits

(a)                                 (1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1 of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on March 13, 2008 (Accession Number 0001104659-08-017390).

(a)                                 Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(c)                                  Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(d)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(e)                                  Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(f)                                   Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(g)                                  Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond

Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674) (“Post-Effective Amendment No. 43”).

(h)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(i)                                     Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904) (“Post-Effective Amendment No. 67”).

(j)                                    Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Japanese Equities Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 69 filed on November 25, 2015 (Accession Number 0001104659-15-081471) (“Post-Effective Amendment No. 69”).

(k)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(l)                                     Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.l of Post-Effective Amendment No. 86 filed on March 7, 2018 (Accession Number 0001104659-18-015555) (“Post-Effective Amendment No. 86”).

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b)                                 Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s initial Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

(c)                                  (1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)                                 (1) Investment Advisory Agreement dated February 7, 2008 between Registrant and Aberdeen Asset Management Inc. (“AAMI”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                 Amendment and Amended Exhibit A to the 2008 Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1.a of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2018 (Accession Number 0001104659-18-013510) (“Post-Effective Amendment No. 85”).

(2) Investment Advisory Agreement dated November 13, 2015 between Registrant and AAMI (the “2015 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.2 of Post-Effective Amendment No. 69 on November 25, 2015.

(a)                                 Amendment to the 2015 Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 72 filed on February 29, 2016.

(3) Subadvisory Agreement between Registrant, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(a)                                 Exhibit A to the Subadvisory Agreement between Registrant, AAMI and AAMAL incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed on August 15, 2016 (Accession Number 0001104659-16-139760) (“Post-Effective Amendment No. 75”).

(4) Subadvisory Agreement between Registrant, AAMI and Aberdeen Asset Managers Limited (“AAML”) is incorporated by reference to Exhibit EX-99.d.4 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(a)                                 Amended Exhibit A to the Subadvisory Agreement between Registrant, AAMI and AAML is incorporated by reference to Exhibit EX-99.d.4.a of Post-Effective Amendment No. 77 filed on December 29, 2016.

(5)  Form of Investment Advisory Agreement between Registrant and AAMI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 86 filed on March 7, 2018.

(6)  Form of Subadvisory Agreement between Registrant, AAMI and AAML with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund and Aberdeen Realty Income & Growth Fund is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 86 filed on March 7, 2018.

(e)                                  (1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                 Amended Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 79 to the Registrant’s Registration

Statement on Form N-1A as filed on February 28, 2017 (Accession Number 0001104659-17-012584) (“Post-Effective Amendment No. 79”).

(b)                                 Form of Amended Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.e.1.b of Post-Effective Amendment No. 86 filed on March 7, 2018.

(2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A as filed on September 14, 2017 (Accession Number 0001104659-17-057178) (“Post-Effective Amendment No. 81”).

(f)                                   Not Applicable.

(g)                                  (1) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(a)                                 Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)                                 Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 82 filed on November 15, 2017.

(c)                                  Form of Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.g.1.c of Post-Effective Amendment No. 86 filed on March 7, 2018.

(h)                                 (1) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                 Amended Exhibit B to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1.a of Post-Effective Amendment No. 82 filed on November 15, 2017.

(b)                                 Form of Amended Exhibit B to the Fund Administration Agreement between Registrant and AAMI for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen

Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.1.b of Post-Effective Amendment No. 86 filed on March 7, 2018.

(2) Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(a)                                 Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)                                 Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(c)                                  Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(d)                                 Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 82 filed on November 15, 2017.

(e)                                  Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.2.e of Post-Effective Amendment No. 86 filed on March 7, 2018.

(3) Sub-Administration Agreement between AAMI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(a)                                 Funds Letter and Amended Schedule A to the Sub-Administration Agreement between AAMI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 82 filed on November 15, 2017.

(b)                                 Form of Funds Letter and Amended Schedule A to the Sub-Administration Agreement between AAMI and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 86 filed on March 7, 2018.

(4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(a)                                 Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.a of Post-Effective Amendment No. 71 filed on December 16, 2015.

(b)                                 Amendment to Administrative Services Plan incorporated by reference to Exhibit EX-99.h.4.c of Post-Effective Amendment No. 72 filed on February 29, 2016.

(c)                                  Second Amendment to Administrative Services Plan is incorporated by reference to Exhibit EX-99.h,4,c of Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A as filed on June 16, 2016 (Accession Number 0001104659-16-127716) (“Post-Effective Amendment No. 74”).

(d)                                 Third Amendment to Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.d of Post-Effective Amendment No. 79 filed on February 28, 2017.

(e)                                  Fourth Amendment to Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.d of Post-Effective Amendment No. 81 filed on September 14, 2017.

(f)                                   Form of Fifth Amendment to Administrative Services Plan for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.4.f of Post-Effective Amendment No. 86 filed on March 7, 2018.

(5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 81 filed on September 14, 2017.

(6) Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 filed on December 29, 2016.

(a)                                 Amended Exhibit A to the Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 85 filed on February 28, 2018.

(7) Form of Expense Limitation Agreement between the Registrant and AAMI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7 of Post-Effective Amendment No. 86 filed on March 7, 2018.

(i)                                     (1) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia Bond Institutional Fund, Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.3 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(3) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.4 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(4) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Institutional Service Class Shares of Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.5 of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A as filed on November 6, 2009 (Accession Number 0001421877-09-000283) (“Post-Effective Amendment No. 21”).

(5) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.6 of Post-Effective Amendment No. 21 filed on November 6, 2009.

(6) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(7) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(8) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.i.10 of Post-Effective Amendment No. 43 filed on December 15, 2011.

(9) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX 99.i.11 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(10) Opinion and Consent of Counsel that Class R, Institutional Class and Institutional Service Class shares will be legally issued, fully paid and non-assessable for the Aberdeen Tax-Free Income Fund is incorporated by reference to Exhibit EX-99.i.13 of Post-Effective Amendment No. 56 filed on February 25, 2013.

(11) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Japanese Equities Fund is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 69 filed on November 25, 2015.

(12) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.i.15 of Post-Effective Amendment No. 72 filed on February 29, 2016.

(13) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Class T shares of the Registrant is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 79 filed on February 28, 2017.

(14) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 86 filed on March 7, 2018.

(j)                                    Not applicable.

(k)                                 Not Applicable.

(l)                                     Initial Capital Agreement between Registrant and AAMI is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A as filed on February 5, 2008 (Accession Number 000137439-08-000064).

(m)                             Amended Distribution Plan is filed herewith.

(n)                                 Amended Rule 18f-3 Plan is filed herewith.

(o)                                 Reserved.

(p)                                 (1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 74 filed on June 16, 2016.

(2) Code of Ethics of AAMI, AAML, AAMAL and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 74 filed on June 16, 2016.

(q)                                 (1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Richard H. McCoy, Peter D. Sacks, Martin Gilbert, Neville Miles, Rahn K. Porter, Steven N. Rappaport and John T. Sheehy is incorporated by reference to Exhibit EX-99.q.1 of Post-Effective Amendment No. 77 filed on December 29, 2016.

(2) Power of Attorney with respect to the Trust for Bev Hendry and Andrea Melia is incorporated by reference to Exhibit EX-99.q.2 of Post-Effective Amendment No. 77 filed on December 29, 2016.

(3) Certificate of Secretary is filed herewith as Exhibit EX-99.q.3.

Item 29. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.                                                  Indemnification

(a)                                 Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)                                 The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)                                  In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. (“AAMI”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers: (a) Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) and (b) Aberdeen Asset Managers Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc.; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 28.

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to individual accounts. Additional information as to AAMI and the directors and officers of AAMI is included in AAMI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Managers Limited (“AAML”), is a Scottish company. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) (“ASIAL”), is a Singapore corporation. Additional information as to ASIAL and the directors and officers of ASIAL is included in ASIAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of ASIAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by ASIAL and such officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)                                 Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant and each of its series. The Distributor also serves as the principal underwriter for Aberdeen Investment Funds.

(b)

Name	Position with Underwriter	Position with Registrant
Mickey Janvier 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Executive Officer	None
Raoul Clark 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Compliance Officer	None
Chad Kirschenblatt 100 Quentin Roosevelt Blvd. Suite 516 Garden City, NY 11530	Financial Operations Principal	None

(c)                                  Not Applicable.

Item 33. Location of Accounts and Records.

For all series of the Trust other than those noted below, all accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of DST Asset Manager Solutions, 30 Dan Road, Canton, MA 02021 with the exception of those maintained by the Registrant’s investment adviser, Aberdeen Asset Management Inc. at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 87 to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 21st day of December, 2018.

Aberdeen Funds
Registrant

By:	/s/ Bev Hendry(1)
Bev Hendry
President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Bev Hendry(1)	President and Chief Executive Officer	December 21, 2018
Bev Hendry

/s/ Andrea Melia(1)	Treasurer, Chief Financial Officer And Principal Accounting Officer	December 21, 2018
Andrea Melia

/s/ P. Gerald Malone(1)	Chairman of the Board	December 21, 2018
P. Gerald Malone

/s/ Peter D. Sacks(1)	Trustee	December 21, 2018
Peter D. Sacks

/s/ Warren C. Smith(1)	Trustee	December 21, 2018
Warren C. Smith

/s/ Neville Miles(1)	Trustee	December 21, 2018
Neville Miles

/s/ Rahn K. Porter(1)	Trustee	December 21, 2018
Rahn K. Porter

/s/ Steven N. Rappaport(1)	Trustee	December 21, 2018
Steven N. Rappaport

/s/ Martin Gilbert(1)	Trustee	December 21, 2018
Martin Gilbert

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)   Pursuant to a power of attorney incorporated herein by reference.

Exhibit List

Exhibit Number	Exhibit

EX-99.m	Amended Distribution Plan
EX-99.n	Amended Rule 18f-3 Plan
EX-99.q.3	Certificate of Secretary